UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23039

Virtus AllianzGI Diversified Income & Convertible Fund

(formerly known as: AllianzGI Diversified Income & Convertible Fund)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Angela Borreggine

Counsel, Chief Legal Officer and Secretary for Registrant

1540 Broadway

New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-254-5197

Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

ITEM 1. REPORT TO SHAREHOLDERS

ANNUAL REPORT

January 31, 2021

Virtus AllianzGI Diversified Income & Convertible Fund

(f/k/a AllianzGI Diversified Income & Convertible Fund)

Virtus AllianzGI Equity & Convertible Income Fund

(f/k/a AllianzGI Equity & Convertible Income Fund)

Virtus Dividend, Interest & Premium Strategy Fund

(f/k/a AllianzGI Dividend, Interest & Premium Strategy Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-254-5197 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Schedules of Investments:

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-254-5197. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

MESSAGE TO SHAREHOLDERS

To Virtus Closed-End Fund Shareholders:

I am pleased to welcome you to the Virtus Funds. On February 1, 2021, Virtus Investment Partners finalized a strategic partnership with Allianz Global Investors (AllianzGI), and our subsidiaries are now the investment adviser and administrator of your Fund. Importantly, this partnership provides continuity in the investment approach and the portfolio team that manages your Fund.

This annual report reviews the performance of your Fund for the 12 months ended January 31, 2021, as strong monetary and fiscal support helped global markets recover from pandemic-related declines, particularly early in the period. Many indexes were able to post positive returns for the 12-month period despite the turmoil. U.S.

large-capitalization stocks returned 17.25%, as measured by the S&P 500® Index, but lagged small-cap stocks, which gained 30.17%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 8.94%, but were outpaced by emerging markets, which gained 27.90%, as measured by the MSCI Emerging Markets Index (net). In fixed income markets, the yield on the 10-year Treasury was 1.11% on January 31, 2021, down from 1.51% on January 31, 2020. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.72%. Non-investment grade bonds were up 7.44% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

If you are new to the Virtus Funds, I encourage you to learn more about the many investment strategies we offer. Please visit us at Virtus.com.

Our entire team looks forward to serving you. We are available to answer any questions you may have about your Fund and the transition to Virtus. Please call us at 1-800-254-5197 if you require assistance. Welcome to Virtus!

Sincerely,

George R. Aylward

President and Chief Executive Officer, Virtus Closed-End Funds

March 2021

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

JANUARY 31, 2021

Manager Comments – Allianz Global Investors (AllianzGI)

Allianz Global Investors (AllianzGI) manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities, equities, and income-producing securities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the year ended January 31, 2021.

How did the markets perform during the Fund’s fiscal year ended January 31, 2021?

The performance of U.S. equities, convertible securities, and high yield bonds during the reporting period was strong despite historic volatility. At first, equities, convertible securities, and high yield bonds sold off aggressively as the global COVID-19 pandemic intensified. U.S. equities, convertible securities, and high yield bonds found a bottom in late March and rebounded sharply over the remainder of the reporting period, resulting in gains across the three asset classes.

Major stock indexes ended 2020 at or near all-time highs, with the S&P 500® Index setting 33 record highs during the year. Convertible securities benefited from both credit spread tightening and strong underlying equity performance. The high yield bond market benefited from favorable technical factors, including elevated coupon reinvestment and robust investor demand.

Multiple factors affected the markets for U.S. equities, convertible securities, and high yield bonds during the reporting period. These included unprecedented monetary policy and fiscal stimulus, stronger-than-expected corporate earnings, positive vaccine news, and constructive U.S. economic data. These factors offset the rising number of COVID-19 infections globally.

The Federal Reserve’s (the Fed’s) response to the events that unfolded was extraordinary in historical terms considering its swiftness, scope, and willingness to do more. Additionally, throughout the reporting period, the Fed continued to confirm its highly accommodative stance. Fed Chair Jerome Powell commented several times that interest rates would not rise anytime soon, and inflation would be allowed to run above 2% for a time.

The fiscal response was also extraordinarily robust. Following the approval of $2.2 trillion in U.S. government aid earlier in the year, new legislation was signed into law in the fourth quarter of 2020 providing an additional $900 billion in fiscal stimulus and relief.

A weak first-quarter earnings season was followed by better-than-expected second-quarter results for companies listed in the S&P 500® Index. Third-quarter financial results exceeded estimates due to stronger-than-expected earnings and revenues. Of the companies listed in the S&P 500® Index that had reported fourth-quarter results through January, 82% and 76% reported positive earnings per share and revenue surprises, respectively.

Investor sentiment also benefited from encouraging vaccine news and vaccination efforts, which aided in offsetting rising COVID-19 infections globally.

Early in the reporting period, the economy decelerated and unemployment surged. However, data released over the remainder of the reporting period sharply improved. The economy rebounded, unemployment fell, manufacturing and non-manufacturing indexes returned to expansionary territory, and housing-related statistics were constructive. In addition, air travel and mobility statistics continued to recover. These factors helped end the fiscal year on a positive note.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

JANUARY 31, 2021

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended January 31, 2021, the Fund’s net asset value (NAV) returned 54.28%, and its market price returned 40.11%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA All US Convertibles Index (representing convertible securities), 25% ICE BofA US High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned 32.83%. The underlying indices returned 46.54% for convertible securities, 6.57% for high yield bonds, and 34.46% for equities.

The Fund benefited from its exposure to U.S. equities, convertible securities, and high yield bonds. In addition to providing a positive total return, the Fund also delivered a high level of income during the 12 months ended January 31, 2021.

Information technology, consumer discretionary, and health care were the top-contributing sectors among equity holdings during the reporting period. Conversely, energy, financials, and industrials detracted from performance.

Within convertibles, outperforming exposures included technology, consumer discretionary, and health care, whereas the materials, utilities, and transportation sectors underperformed.

Among high yield holdings, the industries exhibiting the greatest strength were automotive, technology & electronics, and health care. In contrast, energy, theaters & entertainment, and retail were sources of weakness.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (NIE)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

JANUARY 31, 2021

Manager Comments – Allianz Global Investors (AllianzGI)

Allianz Global Investors (AllianzGI) manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities and equities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the year ended January 31, 2021.

How did the markets perform during the Fund’s fiscal year ended January 31, 2021?

The performance of U.S. equities and convertible securities during the reporting period was strong despite historic volatility. At first, equities and convertible securities sold off aggressively as the global COVID-19 pandemic intensified. U.S. equities and convertible securities found a bottom in late March and rebounded sharply over the remainder of the reporting period, resulting in gains across the two asset classes.

Major stock indexes ended 2020 at or near all-time highs, with the S&P 500® Index setting 33 record highs during the year. Convertible securities benefited from both credit spread tightening and strong underlying equity performance.

Multiple factors affected the markets for U.S. equities and convertible securities during the reporting period. These included unprecedented monetary policy and fiscal stimulus, stronger-than-expected corporate earnings, positive vaccine news, and constructive U.S. economic data. These factors offset the rising number of COVID-19 infections globally.

The Federal Reserve’s (the Fed’s) response to the events that unfolded was extraordinary in historical terms considering its swiftness, scope, and willingness to do more. Additionally, throughout the reporting period, the Fed continued to confirm its highly accommodative stance. Fed Chair Jerome Powell commented several times that interest rates would not rise anytime soon, and inflation would be allowed to run above 2% for a time.

The fiscal response was also extraordinarily robust. Following the approval of $2.2 trillion in U.S. government aid earlier in the year, new legislation was signed into law in the fourth quarter of 2020 providing an additional $900 billion in fiscal stimulus and relief.

A weak first-quarter earnings season was followed by better-than-expected second-quarter results for companies listed in the S&P 500® Index. Third-quarter financial results exceeded estimates due to stronger-than-expected earnings and revenues. Of the companies listed in the S&P 500® Index that had reported fourth-quarter results through January, 82% and 76% reported positive earnings per share and revenue surprises, respectively.

Investor sentiment also benefited from encouraging vaccine news and vaccination efforts, which aided in offsetting rising COVID-19 infections globally.

Early in the reporting period, the economy decelerated and unemployment surged. However, data released over the remainder of the reporting period sharply improved. The economy rebounded, unemployment fell, manufacturing and non-manufacturing indexes returned to expansionary territory, and housing-related statistics were constructive. In addition, air travel and mobility statistics continued to recover. These factors helped end the fiscal year on a positive note.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (NIE)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

JANUARY 31, 2021

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended January 31, 2021, the Fund’s NAV returned 31.78%, and its market price returned 28.21%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA All US Convertibles Index (representing convertible securities), returned 39.31%. The underlying indices returned 34.46% for equities and 46.54% for convertible securities.

The Fund benefited from its exposure to U.S. equities and convertible securities. In addition to providing a positive total return, the Fund also delivered a high level of income during the 12 months ended January 31, 2021.

Information technology, consumer discretionary, and health care were the top-contributing sectors among equity holdings during the reporting period. Conversely, energy, industrials, and financials detracted from performance.

Within convertibles, outperforming exposures included consumer discretionary, technology, and health care, whereas the energy, financials, and consumer staples sectors underperformed.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)

MANAGERS’ DISCUSSION OF FUND PERFORMANCE (Unaudited)

JANUARY 31, 2021

Manager Comments – Allianz Global Investors (AllianzGI) & NFJ Investment Group (NFJ)

Allianz Global Investors (AllianzGI) manages the Fund’s convertible securities portfolio, while NFJ Investment Group (NFJ) manages the Fund’s equity and options portfolios. The NFJ and AllianzGI teams have been working together for more than 15 years. The skilled investment team at AllianzGI has a long track record in closed-end fund management. They invest for the long term, employing innovative investment expertise and global resources. The NFJ investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ and AllianzGI, and covers the Fund’s performance for the year ended January 31, 2021.

How did the markets perform during the Fund’s fiscal year ended January 31, 2021?

U.S. Equities

The 11-year bull market in the U.S. ended in February of 2020, when U.S. stocks plunged as the extraordinary measures employed to control COVID-19 raised fears of a severe global recession. The rapidly evolving crisis led to heightened volatility, with U.S. stocks suffering in March two of the market’s largest one-day declines since 1987, as well as the largest daily gain since 2008. Sentiment turned more positive in the second quarter, and a sharp rally helped the S&P 500® Index record its strongest quarterly performance since 1998. At one point in June, U.S. stocks had recouped all of their year-to-date losses. Stocks subsequently came off their highest levels, however, as a surge in new COVID-19 cases caused some reopening measures to be rolled back toward the middle of the year. U.S. stocks soared during the second half of 2020, with major indexes reaching a series of new highs. Sentiment was buoyed by better-than-expected corporate earnings, positive vaccine news and optimism over the U.S. presidential election result.

After much wrangling, Congress finally passed a $900 billion COVID-aid package in December. It included direct one-off payments to many Americans, as well as support for businesses and employment programs. This followed the approval of $2.2 trillion in U.S. government aid earlier in the year. The Federal Reserve (Fed) pledged to keep interest rates near zero until the end of 2023 at the earliest, but refrained from introducing innovative measures, such as controlling the yield curve. Instead, the Fed raised its inflation target to “moderately above 2.0%,” with officials noting that an accommodative policy stance would be maintained until inflation hit this level.

At the sector level, materials stocks in the Russell 1000® Value Index led results with returns above 26% for the 12-month period. Health care, consumer discretionary, and communication services stocks also posted double digit returns, with many of these names benefitting from the anticipation of economic recovery, also known as the “reopen trade,” which kicked off toward the end of 2020. In contrast, the energy sector slumped 22% during the reporting period, followed by negative returns from real estate investment trusts (REITs), utilities, and financials.

Equity volatility soared in February and into March of 2020, when the coronavirus initially shut down economies and impacted markets. Though volatility generally trended downward over the rest of the reporting period, it spiked notably in June, September, and October – corresponding with periods when U.S. equities generally retreated.

Convertible Securities

The performance of convertible securities during the reporting period was strong despite historic volatility. At first, convertible securities sold off aggressively as the global COVID-19

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)

MANAGERS’ DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

JANUARY 31, 2021

pandemic intensified. Convertible securities found a bottom in late March and rebounded sharply over the remainder of the reporting period, resulting in gains across the asset class.

Major stock indexes ended 2020 at or near all-time highs, with the S&P 500® Index setting 33 record highs during the year. Convertible securities benefited from both credit spread tightening and strong underlying equity performance.

Multiple factors affected the market for convertible securities during the reporting period, including unprecedented monetary policy and fiscal stimulus, stronger-than-expected corporate earnings, positive vaccine news, and constructive U.S. economic data. These factors offset the rising number of COVID-19 infections globally.

A weak first-quarter earnings season was followed by better-than-expected second-quarter results for companies listed in the S&P 500® Index. Third-quarter financial results exceeded estimates due to stronger-than-expected earnings and revenues. Of the companies listed in the S&P 500® Index that had reported fourth-quarter results through January, 82% and 76% reported positive earnings per share and revenue surprises, respectively.

Investor sentiment also benefited from encouraging vaccine news and vaccination efforts, which aided in offsetting rising COVID-19 infections globally.

Early in the reporting period, the economy decelerated and unemployment surged. However, data released over the remainder of the reporting period sharply improved. The economy rebounded, unemployment fell, manufacturing and non-manufacturing indexes returned to expansionary territory, and housing-related statistics were constructive. In addition, air travel and mobility statistics continued to recover. These factors helped end the year on a positive note.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended January 31, 2021, the Fund’s NAV returned 13.51%, and its market price returned 9.71%. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value Index (representing equities) and 25% ICE BofA All US Convertibles Index (representing convertible securities), returned 13.56%. The underlying indices returned 4.09% for equities and 46.54% for convertible securities.

The Fund benefited from its exposure to equity holdings and convertible securities. In addition to providing a positive total return, the Fund also delivered a high level of income during the 12 months ended January 31, 2021.

In the equity sleeve, relative outperformance versus the Russell 1000® Value Index was due to positive stock selection and sector allocation. Selection was positive across the technology and REITs sectors. These gains were only somewhat offset by holdings in the health care and materials sectors that failed to keep pace with the benchmark. An overweight in technology and an underweight in energy boosted returns for the 12-month period. Conversely, underweight positions in the industrials and consumer staples sectors detracted from relative performance during the reporting period.

In the convertible sleeve, outperforming exposures included consumer discretionary, technology, and health care, while the energy, financials, and consumer staples sectors underperformed.

In the options sleeve, many option positions expired below their strike prices. The Fund benefited from retaining the fees on the options it had sold.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

KEY INVESTMENT TERMS (Unaudited)

JANUARY 31, 2021

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures fixed rate non-investment grade debt securities of U.S. corporations, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

ICE BofA All US Convertibles Index

The ICE BofA All US Convertibles Index tracks the performance of publicly issued US dollar denominated convertible securities of U.S. companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

ICE BofA US High Yield Index

The ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

KEY INVESTMENT TERMS (Unaudited) (Continued)

JANUARY 31, 2021

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Yield Curve

A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

JANUARY 31, 2021

For each Fund, the following tables present asset allocations by security type as a percentage of total investments as of January 31, 2021.

Virtus AllianzGI Diversified Income & Convertible Fund

Convertible Bonds & Notes	54.1%

Common Stock	21.3

Corporate Bonds & Notes	12.3

Convertible Preferred Stock	8.7

Preferred Stock	0.2

Senior Loans	0.2

Cash & Equivalents – Net (including Options Written)	3.2

Total	100.0%

Virtus AllianzGI Equity & Convertible Income Fund

Common Stock	62.3%

Convertible Bonds & Notes	26.6

Convertible Preferred Stock	6.1

Corporate Bonds & Notes	0.1

Cash & Equivalents – Net (including Options Written)	4.9

Total	100.0%

Virtus Dividend, Interest & Premium Strategy Fund

Common Stock	62.4%

Convertible Bonds & Notes	27.3

Convertible Preferred Stock	6.2

Corporate Bonds & Notes	0.1

Cash & Equivalents – Net (including Options Written)	4.0

Total	100.0%

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

CONVERTIBLE BONDS & NOTES—70.5%

Airlines—1.1%
Air Canada, 4.00%, 7/1/25(a)(c)	$1,005	$1,369,313
Southwest Airlines Co., 1.25%, 5/1/25(h)	1,920	2,714,400

		4,083,713

Auto Manufacturers—3.9%
NIO, Inc.,(a)(c)
zero coupon, 2/1/26	995	1,027,759
0.50%, 2/1/27	1,165	1,172,373
Tesla, Inc., 2.00%, 5/15/24(h)	945	12,070,397

		14,270,529

Banks—0.8%
BofA Finance LLC, 0.125%, 9/1/22(h)	1,180	1,325,140
JPMorgan Chase Bank N.A., 0.125%, 1/1/23(a)(c)(h)	1,240	1,502,725

		2,827,865

Biotechnology—5.2%
Apellis Pharmaceuticals, Inc., 3.50%, 9/15/26(a)(c)	935	1,353,413
Bridgebio Pharma, Inc., 2.25%, 2/1/29(a)(c)	1,825	1,772,599
Exact Sciences Corp.,(h)
0.375%, 3/15/27	1,825	2,620,813
0.375%, 3/1/28	960	1,290,850
Guardant Health, Inc., zero coupon, 11/15/27(a)(c)	2,040	2,724,986
Halozyme Therapeutics, Inc., 1.25%, 12/1/24(a)(c)(h)	645	1,329,718
Illumina, Inc., zero coupon, 8/15/23	2,365	2,865,195
Insmed, Inc., 1.75%, 1/15/25(h)	1,690	2,051,513
NeoGenomics, Inc.,
0.25%, 1/15/28	1,845	1,990,457
1.25%, 5/1/25	645	1,046,680

		19,046,224

	PRINCIPAL AMOUNT (000s)	VALUE

Commercial Services—4.5%
Alarm.com Holdings, Inc., zero coupon, 1/15/26(a)(c)	$1,550	$1,546,147
Chegg, Inc., zero coupon, 9/1/26(a)(c)(h)	3,310	3,851,185
Repay Holdings Corp., zero coupon, 2/1/26(a)(c)	1,820	1,825,597
Sabre GLBL, Inc., 4.00%, 4/15/25(a)(c)	830	1,376,131
Shift4 Payments, Inc., zero coupon, 12/15/25(a)(c)	1,855	2,131,938
Square, Inc.,
0.125%, 3/1/25(a)(c)(h)	810	1,531,780
0.25%, 11/1/27(a)(c)	1,380	1,563,942
0.50%, 5/15/23(h)	845	2,358,900

		16,185,620

Computers—1.7%
Lumentum Holdings, Inc., 0.50%, 12/15/26	2,045	2,520,843
Varonis Systems, Inc., 1.25%, 8/15/25(a)(c)(h)	785	1,564,011
Zscaler, Inc., 0.125%, 7/1/25(a)(c)(h)	1,405	2,102,176

		6,187,030

Diversified Financial Services—0.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., zero coupon, 8/15/23(h)	1,095	1,407,165

Electronics—0.6%
II-VI, Inc., 0.25%, 9/1/22(h)	1,100	2,022,954

Energy-Alternate Sources—1.9%
Canadian Solar, Inc., 2.50%, 10/1/25(a)(c)(h)	805	1,343,115
Enphase Energy, Inc., 0.25%, 3/1/25(a)(c)(h)	770	1,818,487
Plug Power, Inc., 3.75%, 6/1/25(a)(c)	165	2,073,492

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Energy-Alternate Sources—continued
Sunrun, Inc., zero coupon, 2/1/26(a)(c)	$1,555	$1,583,554

		6,818,648

Entertainment—0.9%
Penn National Gaming, Inc., 2.75%, 5/15/26(h)	365	1,644,419
Vail Resorts, Inc., zero coupon, 1/1/26(a)(c)	1,490	1,508,625

		3,153,044

Equity Real Estate Investment Trusts (REITs)—1.4%
Colony Capital Operating Co. LLC, 5.75%, 7/15/25(a)(c)(h)	1,120	2,608,256
IIP Operating Partnership L.P., 3.75%, 2/21/24(a)(c)(h)	320	914,990
Pebblebrook Hotel Trust, 1.75%, 12/15/26	1,520	1,625,003

		5,148,249

Healthcare-Products—5.2%
CONMED Corp., 2.625%, 2/1/24	1,180	1,659,059
Envista Holdings Corp., 2.375%, 6/1/25(a)(c)	610	1,125,126
Insulet Corp., 0.375%, 9/1/26(h)	2,705	3,728,708
NanoString Technologies, Inc., 2.625%, 3/1/25(a)(c)(h)	1,025	1,695,145
Natera, Inc., 2.25%, 5/1/27(a)(c)	750	2,151,931
Nevro Corp., 2.75%, 4/1/25	1,055	1,852,627
Novocure Ltd., zero coupon, 11/1/25(a)(c)	1,155	1,435,473
Omnicell, Inc., 0.25%, 9/15/25(a)(c)	1,320	1,775,400
Repligen Corp., 0.375%, 7/15/24(h)	1,165	2,132,082
Tandem Diabetes Care, Inc., 1.50%, 5/1/25(a)(c)(h)	1,260	1,455,653

		19,011,204

	PRINCIPAL AMOUNT (000s)	VALUE

Healthcare-Services—1.6%
Anthem, Inc., 2.75%, 10/15/42(h)	$380	$1,579,774
Teladoc Health, Inc., 1.25%, 6/1/27(a)(c)(h)	3,110	4,404,538

		5,984,312

Home Builders—0.4%
Winnebago Industries, Inc., 1.50%, 4/1/25	1,180	1,545,651

Insurance—0.4%
AXA S.A., 7.25%, 5/15/21(a)(c)	1,200	1,358,371

Internet—11.7%
21Vianet Group, Inc., zero coupon, 2/1/26(a)(c)	1,415	1,457,262
Booking Holdings, Inc., 0.75%, 5/1/25(a)(c)(h)	835	1,139,237
Etsy, Inc.,
0.125%, 10/1/26	35	82,513
0.125%, 9/1/27(a)(c)	1,895	2,523,240
Farfetch Ltd., 3.75%, 5/1/27(a)(c)(h)	290	1,142,515
Match Group Financeco 2, Inc., 0.875%, 6/15/26(a)(c)(h)	1,995	3,437,150
Okta, Inc.,
0.125%, 9/1/25	1,235	1,869,833
0.375%, 6/15/26(a)(c)(h)	975	1,275,259
Palo Alto Networks, Inc.(h),
0.375%, 6/1/25(a)(c)	2,335	3,091,860
0.75%, 7/1/23	1,050	1,491,372
Pinduoduo, Inc., zero coupon, 12/1/25	1,280	1,542,180
RealReal, Inc., 3.00%, 6/15/25(a)(c)	875	1,398,323
Shopify, Inc., 0.125%, 11/1/25	1,850	2,189,938
Snap, Inc., 0.75%, 8/1/26	2,125	5,091,087
TechTarget, Inc., 0.125%, 12/15/25(a)(c)	1,360	1,694,981
Uber Technologies, Inc., zero coupon, 12/15/25(a)(c)	2,140	2,241,284

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Internet—continued
Wayfair, Inc.,
0.625%, 10/1/25(a)(c)	$2,205	$2,257,967
1.000%, 8/15/26	650	1,283,070
Zendesk, Inc., 0.625%, 6/15/25(a)(c)(h)	1,270	1,881,694
Zillow Group, Inc.,
1.50%, 7/1/23	340	583,542
2.75%, 5/15/25(h)	2,295	4,813,763

		42,488,070

Iron/Steel—0.2%
Cleveland-Cliffs, Inc., 1.50%, 1/15/25	420	865,200

Leisure—2.0%

Callaway Golf Co., 2.75%, 5/1/26(a)(c)(h)	820	1,470,096
NCL Corp., Ltd.,(a)(c)
5.375%, 8/1/25	775	1,200,475
6.00%, 5/15/24	715	1,379,592
Royal Caribbean Cruises Ltd.,(a)(c)
2.875%, 11/15/23	1,065	1,209,300
4.25%, 6/15/23(h)	1,545	1,884,288

		7,143,751

Machinery-Diversified—0.5%
Chart Industries, Inc., 1.00%, 11/15/24(a)(c)(h)	830	1,769,330

Media—1.5%
fuboTV, Inc., 3.25%, 2/15/26(a)(c)	1,325	1,414,040
Liberty Broadband Corp., 2.75%, 9/30/50(a)(c)	945	974,573
Liberty Media Corp.,
1.00%, 1/30/23	1,345	1,633,970
1.375%, 10/15/23(h)	1,290	1,585,147

		5,607,730

Oil, Gas & Consumable Fuels—1.3%
EQT Corp., 1.75%, 5/1/26(a)(c)(h)	1,485	2,016,905
Pioneer Natural Resources Co., 0.25%, 5/15/25(a)(c)(h)	2,005	2,775,147

		4,792,052

	PRINCIPAL AMOUNT (000s)	VALUE

Pharmaceuticals—2.2%
DexCom, Inc., 0.75%, 12/1/23(h)	$945	$2,184,794
Jazz Investments I Ltd., 2.00%, 6/15/26(a)(c)	1,880	2,386,265
Pacira BioSciences, Inc., 0.75%, 8/1/25(a)(c)(h)	1,825	2,180,951
Revance Therapeutics, Inc., 1.75%, 2/15/27(a)(c)	1,085	1,163,371

		7,915,381

Real Estate—0.4%
Redfin Corp., zero coupon, 10/15/25(a)(c)	1,120	1,377,350

Retail—2.2%
American Eagle Outfitters, Inc., 3.75%, 4/15/25(a)(c)(h)	890	2,426,196
Burlington Stores, Inc., 2.25%, 4/15/25(a)(c)(h)	1,495	2,008,185
Dick’s Sporting Goods, Inc., 3.25%, 4/15/25(a)(c)(h)	870	1,789,018
National Vision Holdings, Inc., 2.50%, 5/15/25(a)(c)	165	271,920
RH, zero coupon, 9/15/24(a)(c)(h)	725	1,665,959

		8,161,278

Semiconductors—5.2%
Advanced Micro Devices, Inc., 2.125%, 9/1/26	185	1,984,205
Cree, Inc.(h),
0.875%, 9/1/23	520	913,762
1.75%, 5/1/26(a)(c)	250	562,600
Inphi Corp., 0.75%, 4/15/25(a)(c)(h)	1,585	2,305,003
Microchip Technology, Inc., 0.125%, 11/15/24	4,573	5,186,903
Micron Technology, Inc., 3.125%, 5/1/32, Ser. D	360	2,828,534
ON Semiconductor Corp., 1.625%, 10/15/23(h)	965	1,718,906

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Semiconductors—continued
Synaptics, Inc., 0.50%, 6/15/22	$1,600	$2,229,477
Teradyne, Inc., 1.25%, 12/15/23	380	1,361,101

		19,090,491

Software—11.8%
Atlassian, Inc., 0.625%, 5/1/23(h)	815	2,314,417
Bandwidth, Inc., 0.25%, 3/1/26(a)(c)(h)	805	1,630,696
Bentley Systems, Inc., 0.125%, 1/15/26(a)(c)	1,680	1,691,385
Bill.com Holdings, Inc., zero coupon, 12/1/25(a)(c)	1,450	1,588,342
Cerence, Inc., 3.00%, 6/1/25(a)(c)(h)	465	1,447,111
Cloudflare, Inc., 0.75%, 5/15/25(a)(c)(h)	790	1,707,087
Coupa Software, Inc., 0.375%, 6/15/26(a)(c)(h)	2,835	3,673,655
Datadog, Inc., 0.125%, 6/15/25(a)(c)(h)	1,160	1,572,525
DocuSign, Inc., zero coupon, 1/15/24(a)(c)	2,970	3,120,356
Five9, Inc., 0.50%, 6/1/25(a)(c)(h)	1,095	1,545,530
HubSpot, Inc., 0.375%, 6/1/25(a)(c)(h)	1,010	1,507,297
LivePerson, Inc., zero coupon, 12/15/26(a)(c)	1,350	1,510,845
MongoDB, Inc., 0.25%, 1/15/26	1,645	3,039,137
Nuance Communications, Inc.,
1.00%, 12/15/35	795	1,529,421
1.25%, 4/1/25(h)	515	1,214,782
Pegasystems, Inc., 0.75%, 3/1/25(a)(c)(h)	1,115	1,308,034
RingCentral, Inc., zero coupon, 3/1/25(a)(c)(h)	2,740	3,448,782
ServiceNow, Inc., zero coupon, 6/1/22	385	1,551,041
Splunk, Inc., 0.50%, 9/15/23	1,200	1,543,838

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
Twilio, Inc., 0.25%, 6/1/23(h)	$405	$2,055,401
Workday, Inc., 0.25%, 10/1/22(h)	940	1,510,363
Zynga, Inc.,
zero coupon, 12/15/26(a)(c)	720	770,400
0.25%, 6/1/24(h)	1,350	1,819,935

		43,100,380

Telecommunications—0.7%
Nice Ltd., zero coupon, 9/15/25(a)(c)	1,300	1,492,106
Viavi Solutions, Inc., 1.00%, 3/1/24	665	880,420

		2,372,526

Transportation—0.8%
CryoPort, Inc., 3.00%, 6/1/25(a)(c)(h)	475	1,418,214
Seaspan Corp., 3.75%, 12/15/25(a)(c)	1,230	1,346,032

		2,764,246
TOTAL CONVERTIBLE BONDS & NOTES (Cost—$200,786,573)		256,498,364

	SHARES

COMMON STOCK—27.7%

Air Freight & Logistics—0.2%
FedEx Corp.	2,875	676,603

Automobiles—1.0%
Tesla, Inc.(j)	4,550	3,610,561

Banks—0.6%
CCF Holdings LLC, Class A (cost—$0; purchased 12/18/18)(e)(g)(i)(j)	4,911	—	†
CCF Holdings LLC, Class B (cost—$0; purchased 12/12/18)(e)(g)(i)(j)	5,357	1

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Banks—continued
JPMorgan Chase & Co.(h)	12,575	$1,618,025
Wells Fargo & Co.	15,375	459,405

		2,077,431

Biotechnology—0.3%
AbbVie, Inc.	12,335	1,264,091

Capital Markets—0.3%
Charles Schwab Corp.(h)	9,300	479,322
S&P Global, Inc.	2,325	737,025

		1,216,347

Chemicals—0.3%
Chemours Co.	16,600	437,244
Dow, Inc.	3,800	197,220
DuPont de Nemours, Inc.	3,800	301,910

		936,374

Diversified Telecommunication Services—0.0%
Frontier Communications Corp.(j)	32,499	16,574

Entertainment—0.9%
Activision Blizzard, Inc.(h)	12,000	1,092,000
Netflix, Inc.(h)(j)	3,975	2,116,250

		3,208,250

Equity Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp.	7,700	1,226,302

Food & Staples Retailing—0.5%
Costco Wholesale Corp.	5,350	1,885,501

Healthcare Equipment & Supplies—1.1%
Abbott Laboratories	11,525	1,424,375
Align Technology, Inc.(j)	2,625	1,379,122
Intuitive Surgical, Inc.(j)	1,625	1,214,915

		4,018,412

Healthcare Providers & Services—0.7%
UnitedHealth Group, Inc.	7,200	2,401,776

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.(h)	4,050	841,752
Starbucks Corp.(h)	16,343	1,582,166

		2,423,918

	SHARES	VALUE

Household Durables—0.3%
DR Horton, Inc.	16,325	$1,253,760

Industrial Conglomerates—0.3%
Honeywell International, Inc.(h)	4,800	937,776

Insurance—0.0%
Aon PLC, Class A	800	162,480

Interactive Media & Services—2.5%
Alphabet, Inc., Class A(j)	2,975	5,436,396
Facebook, Inc., Class A(j)	14,800	3,823,284

		9,259,680

Internet & Direct Marketing Retail—1.3%
Amazon.com, Inc.(j)	1,525	4,889,455

IT Services—2.2%
Accenture PLC, Class A	2,925	707,616
Mastercard, Inc., Class A(h)	6,225	1,968,905
PayPal Holdings, Inc.(h)(j)	7,800	1,827,618
Shopify, Inc., Class A(j)	460	505,352
Square, Inc., Class A(j)	2,250	485,910
Twilio, Inc., Class A(j)	1,775	637,988
Visa, Inc., Class A(h)	10,375	2,004,969

		8,138,358

Life Sciences Tools & Services—0.8%
Illumina, Inc.(j)	1,425	607,677
IQVIA Holdings, Inc.(j)	6,150	1,093,470
Thermo Fisher Scientific, Inc.	2,675	1,363,447

		3,064,594

Machinery—0.7%
Caterpillar, Inc.(h)	6,075	1,110,753
Deere & Co.	4,525	1,306,820

		2,417,573

Media—0.0%
LiveStyle, Inc.(e)(g)(j)(k)	13,574	1

Metals & Mining—0.2%
Freeport-McMoRan, Inc.	34,425	926,377

Multi-Line Retail—0.7%
Dollar General Corp.	6,800	1,323,348

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Multi-Line Retail—continued
Target Corp.(h)	6,150	$1,114,196

		2,437,544

Oil, Gas & Consumable Fuels—0.1%
Southwestern Energy Co.(h)(j)	60,184	226,894

Pharmaceuticals—1.0%
Eli Lilly and Co.	7,475	1,554,575
Horizon Therapeutics PLC(j)	9,000	652,320
Zoetis, Inc.	8,675	1,338,119

		3,545,014

Road & Rail—0.2%
Union Pacific Corp.	3,725	735,576

Semiconductors & Semiconductor Equipment—3.0%
Advanced Micro Devices, Inc.(h)(j)	15,950	1,365,958
Broadcom, Inc.	3,675	1,655,587
Enphase Energy, Inc.(j)	5,575	1,016,601
Lam Research Corp.	2,750	1,330,863
Marvell Technology Group Ltd.	11,225	577,639
Micron Technology, Inc.(h)(j)	15,675	1,226,882
NVIDIA Corp.	3,842	1,996,265
QUALCOMM, Inc.	12,050	1,883,174

		11,052,969

Software—4.8%
Adobe, Inc.(h)(j)	5,150	2,362,665
Atlassian Corp. PLC, Class A(h)(j)	2,900	670,277
Crowdstrike Holdings, Inc., Class A(h)(j)	5,800	1,251,640
DocuSign, Inc.(j)	3,275	762,715
Intuit, Inc.	4,225	1,526,197
Microsoft Corp.	23,575	5,468,457
Salesforce.com, Inc.(j)	7,450	1,680,422
ServiceNow, Inc.(h)(j)	3,425	1,860,323
Workday, Inc., Class A(j)	3,525	802,043
Zoom Video Communications, Inc., Class A(j)	2,775	1,032,494

		17,417,233

	SHARES	VALUE

Specialty Retail—0.7%
Home Depot, Inc.(h)	8,800	$2,383,216

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	37,634	4,966,183

Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc., Class B(h)	16,800	2,244,312
TOTAL COMMON STOCK (Cost—$85,103,257)		101,021,135

	PRINCIPAL AMOUNT (000s)

CORPORATE BONDS & NOTES—16.0%

Aerospace & Defense—0.4%
TransDigm, Inc.,(h)
5.50%, 11/15/27	$345	354,556
6.50%, 5/15/25	715	734,216
Triumph Group, Inc.,(a)(c)
6.25%, 9/15/24	175	173,141
8.875%, 6/1/24	180	198,450

		1,460,363

Airlines—0.2%
American Airlines, Inc., 11.75%, 7/15/25(a)(c)(h)	300	347,160
Delta Air Lines, Inc., 7.375%, 1/15/26(h)	375	431,078

		778,238

Auto Components—0.8%
Adient U.S. LLC, 7.00%, 5/15/26(a)(c)(h)	625	681,187
American Axle & Manufacturing, Inc., 6.50%, 4/1/27	590	617,907
Clarios Global L.P., 8.50%, 5/15/27(a)(c)(h)	645	684,119
Goodyear Tire & Rubber Co., 5.00%, 5/31/26(h)	475	486,543
Tenneco, Inc., 7.875%, 1/15/29(a)(c)	420	473,290

		2,943,046

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	Value

Auto Manufacturers—0.8%
Allison Transmission, Inc., 3.75%, 1/30/31(a)(c)	$305	$303,888
Ford Motor Co.,(h)
9.00%, 4/22/25	530	646,619
9.625%, 4/22/30	460	652,645
Ford Motor Credit Co. LLC,
4.00%, 11/13/30	200	205,250
5.125%, 6/16/25(h)	150	163,088
Navistar International Corp., 6.625%, 11/1/25(a)(c)(h)	410	427,896
Tesla, Inc., 5.30%, 8/15/25(a)(c)(h)	455	473,632

		2,873,018

Building Materials—0.1%
Builders FirstSource, Inc., 5.00%, 3/1/30(a)(c)(h)	410	438,700

Chemicals—0.3%
Tronox, Inc., 6.50%, 4/15/26(a)(c)(h)	875	903,437

Commercial Services—0.7%
Avis Budget Car Rental LLC, 5.75%, 7/15/27(a)(c)(h)	455	460,592
Herc Holdings, Inc., 5.50%, 7/15/27(a)(c)(h)	475	501,636
Laureate Education, Inc., 8.25%, 5/1/25(a)(c)(h)	395	416,725
RR Donnelley & Sons Co., 6.00%, 4/1/24(h)	915	950,360
United Rentals North America, Inc., 5.25%, 1/15/30(h)	310	343,751

		2,673,064

Computers—0.1%
Dell International LLC, 7.125%, 6/15/24(a)(c)(h)	420	436,632

	PRINCIPAL AMOUNT (000s)	Value

Containers & Packaging—0.4%
Berry Global, Inc., 5.625%, 7/15/27(a)(c)(h)	$455	$484,859
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(a)(c)(h)	540	586,062
Trivium Packaging Finance BV, 8.50%, 8/15/27(a)(c)(h)	355	386,256

		1,457,177

Distribution/Wholesale—0.1%
Performance Food Group, Inc., 5.50%, 10/15/27(a)(c)(h)	450	474,448

Diversified Financial Services—1.2%
CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23(a)(c)(e)(g)	1,975	343,124
Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$1,500,000; purchased 9/6/18)(a)(c)(e)(g)(h)(i)	1,500	1,500,000
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(a)(c)	290	299,969
Navient Corp.,
5.00%, 3/15/27	365	370,522
6.75%, 6/15/26(h)	495	547,131
OneMain Finance Corp.(h),
6.625%, 1/15/28	270	315,681
8.25%, 10/1/23	835	959,119

		4,335,546

Electric Utilities—0.3%
NRG Energy, Inc., 5.75%, 1/15/28	290	315,839
Talen Energy Supply LLC, 6.50%, 6/1/25(h)	1,000	797,505

		1,113,344

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	Value

Electrical Equipment—0.1%
WESCO Distribution, Inc., 7.25%, 6/15/28(a)(c)(h)	$210	$236,202

Engineering & Construction—0.1%
AECOM, 5.875%, 10/15/24(h)	400	446,000

Entertainment—0.8%
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27(h)	885	451,350
Caesars Entertainment, Inc., 6.25%, 7/1/25(a)(c)(h)	430	453,723
Cedar Fair L.P.,(h)
5.375%, 6/1/24	250	250,625
5.375%, 4/15/27	465	467,034
International Game Technology PLC, 6.25%, 1/15/27(a)(c)(h)	450	514,969
Scientific Games International, Inc., 8.25%, 3/15/26(a)(c)(h)	430	455,409
Stars Group Holdings BV, 7.00%, 7/15/26(a)(c)(h)	425	446,516

		3,039,626

Equity Real Estate Investment Trusts (REITs)—0.1%
Service Properties Trust,
4.35%, 10/1/24	115	113,080
4.50%, 3/15/25	155	152,044

		265,124

Food & Beverage—0.4%
Kraft Heinz Foods Co., 6.50%, 2/9/40(h)	440	598,186
Post Holdings, Inc., 5.75%, 3/1/27(a)(c)(h)	495	520,060
U.S. Foods, Inc., 6.25%, 4/15/25(a)(c)(h)	410	438,222

		1,556,468

	PRINCIPAL AMOUNT (000s)	Value

Food Service—0.1%
Aramark Services, Inc., 5.00%, 2/1/28(a)(c)(h)	$390	$407,102

Healthcare-Services—0.4%
Centene Corp., 4.625%, 12/15/29(h)	395	438,450
Select Medical Corp., 6.25%, 8/15/26(a)(c)(h)	345	369,164
Tenet Healthcare Corp., 6.25%, 2/1/27(a)(c)(h)	490	516,852

		1,324,466

Home Builders—0.1%
Picasso Finance Sub, Inc., 6.125%, 6/15/25(a)(c)(h)	305	325,941

Internet—0.6%
Go Daddy Operating Co. LLC, 5.25%, 12/1/27(a)(c)(h)	260	274,407
Match Group Holdings II LLC, 5.00%, 12/15/27(a)(c)(h)	410	434,100
Netflix, Inc., 5.375%, 11/15/29(a)(c)(h)	415	519,269
NortonLifeLock, Inc., 5.00%, 4/15/25(a)(c)	325	331,597
Uber Technologies, Inc.,(a)(c)
7.50%, 9/15/27	190	208,527
8.00%, 11/1/26	235	254,035

		2,021,935

Iron/Steel—0.1%
Cleveland-Cliffs, Inc., 5.875%, 6/1/27(h)	455	472,631

Leisure—0.3%
Carnival Corp., 10.50%, 2/1/26(a)(c)	265	307,731
NCL Corp., Ltd., 5.875%, 3/15/26(a)(c)	305	302,333
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(a)(c)(h)	305	352,055

		962,119

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	Value

Lodging—0.6%
Boyd Gaming Corp., 8.625%, 6/1/25(a)(c)(h)	$560	$619,500
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(a)(c)	225	231,593
MGM Resorts International,
4.75%, 10/15/28	305	318,328
6.75%, 5/1/25	145	155,469
Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26(a)(c)	450	461,531
Wynn Las Vegas LLC, 5.50%, 3/1/25(a)(c)(h)	430	443,554

		2,229,975

Machinery-Construction & Mining—0.1%
Terex Corp., 5.625%, 2/1/25(a)(c)(h)	435	446,147

Media—1.1%
CCO Holdings LLC(a)(c),
4.50%, 5/1/32	380	395,759
5.375%, 6/1/29	275	298,636
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24(h)	300	312,625
CSC Holdings LLC,(a)(c)
5.75%, 1/15/30	140	150,458
7.50%, 4/1/28(h)	535	593,922
DISH DBS Corp., 7.375%, 7/1/28(h)	420	437,850
Gray Television, Inc.,(a)(c)(h)
4.75%, 10/15/30	305	303,765
5.875%, 7/15/26	295	306,616
Meredith Corp., 6.875%, 2/1/26(h)	365	369,754
Nexstar Broadcasting, Inc., 5.625%, 7/15/27(a)(c)(h)	445	473,046
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(a)(c)(h)	310	333,157

		3,975,588

	PRINCIPAL AMOUNT (000s)	Value

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc., 6.625%, 4/15/27(h)	$670	$675,032

Mining—0.5%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(a)(c)(h)	300	311,812
Constellium SE, 6.625%, 3/1/25(a)(c)(h)	445	453,264
Freeport-McMoRan, Inc., 5.25%, 9/1/29(h)	475	530,428
Hudbay Minerals, Inc., 7.625%, 1/15/25(a)(c)(h)	170	177,280
Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(a)(c)(h)	382	431,593

		1,904,377

Miscellaneous Manufacturing—0.1%
Koppers, Inc., 6.00%, 2/15/25(a)(c)(h)	460	473,512

Oil, Gas & Consumable Fuels—0.9%
Antero Resources Corp., 7.625%, 2/1/29(a)(c)	300	307,219
CNX Resources Corp., 7.25%, 3/14/27(a)(c)(h)	295	317,582
Continental Resources, Inc.,
4.375%, 1/15/28(h)	160	163,366
5.75%, 1/15/31(a)(c)	180	195,120
EQT Corp., 8.75%, 2/1/30(h)	265	338,265
Occidental Petroleum Corp.,
5.55%, 3/15/26(h)	510	536,862
6.625%, 9/1/30	220	247,830
PBF Holding Co. LLC, 6.00%, 2/15/28	425	247,393
PDC Energy, Inc., 5.75%, 5/15/26	435	443,691
Sunoco L.P., 5.875%, 3/15/28	120	127,627

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	Value

Oil, Gas & Consumable Fuels—continued
USA Compression Partners L.P., 6.875%, 9/1/27(h)	$300	$318,507

		3,243,462

Paper & Forest Products—0.1%
Mercer International, Inc., 5.125%, 2/1/29(a)(c)	300	305,625

Personal Products—0.1%
Edgewell Personal Care Co., 5.50%, 6/1/28(a)(c)(h)	300	321,335

Pharmaceuticals—0.5%
AdaptHealth LLC, 4.625%, 8/1/29(a)(c)	305	311,905
Bausch Health Americas, Inc., 8.50%, 1/31/27(a)(c)(h)	550	609,903
Bausch Health Cos., Inc., 7.25%, 5/30/29(a)(c)(h)	450	501,946
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(a)(c)(h)	465	496,011

		1,919,765

Pipelines—0.7%
Cheniere Energy Partners L.P., 5.625%, 10/1/26(h)	315	328,246
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25(h)	220	218,350
6.00%, 2/1/29(a)(c)	235	226,824
DCP Midstream Operating L.P., 5.125%, 5/15/29(h)	370	403,041
EQM Midstream Partners L.P.,(a)(c)
4.75%, 1/15/31	155	149,828
6.50%, 7/1/27(h)	290	310,941
NGL Energy Operating LLC, 7.50%, 2/1/26(a)(c)	150	152,438
NuStar Logistics L.P., 6.375%, 10/1/30	305	336,453

	PRINCIPAL AMOUNT (000s)	Value

Pipelines—continued
Targa Resources Partners L.P., 6.50%, 7/15/27(h)	$335	$360,962

		2,487,083

Real Estate—0.2%
Kennedy-Wilson, Inc.,
5.00%, 3/1/31	290	291,087
5.875%, 4/1/24(h)	535	543,560

		834,647

Retail—0.2%
Asbury Automotive Group Inc, 4.75%, 3/1/30	267	281,138
L Brands, Inc., 6.625%, 10/1/30(a)(c)	400	448,520

		729,658

Semiconductors—0.2%
Amkor Technology, Inc., 6.625%, 9/15/27(a)(c)(h)	605	659,450

Software—0.3%
Rackspace Technology Global, Inc., 5.375%, 12/1/28(a)(c)	415	433,416
SS&C Technologies, Inc., 5.50%, 9/30/27(a)(c)(h)	480	508,925
ZoomInfo Technologies LLC, 3.875%, 2/1/29(a)(c)	155	156,937

		1,099,278

Telecommunications—1.3%
Avaya, Inc., 6.125%, 9/15/28(a)(c)(h)	420	447,212
CenturyLink, Inc., 5.125%, 12/15/26(a)(c)(h)	490	521,769
Cincinnati Bell, Inc., 7.00%, 7/15/24(a)(c)(h)	330	343,200
CommScope Technologies LLC, 6.00%, 6/15/25(a)(c)(h)	486	496,935
Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,000	1,022,830

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	Value

Telecommunications—continued
LogMeIn, Inc., 5.50%, 9/1/27(a)(c)	$430	$450,425
Lumen Technologies, Inc., 4.50%, 1/15/29(a)(c)	305	313,642
Sprint Corp., 7.625%, 3/1/26(h)	565	697,219
T-Mobile USA, Inc., 6.50%, 1/15/26(h)	400	413,064

		4,706,296

Toys/Games/Hobbies—0.1%
Mattel, Inc., 5.875%, 12/15/27(a)(c)(h)	170	187,783

Transportation—0.3%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27(a)(c)(h)	310	351,098
XPO Logistics, Inc., 6.125%, 9/1/23(a)(c)(h)	600	610,875

		961,973
TOTAL CORPORATE BONDS & NOTES (Cost—$57,631,348)		58,105,613

	SHARES

CONVERTIBLE PREFERRED STOCK—11.2%

Auto Components—0.5%
Aptiv PLC, 5.50%, 6/15/23, Ser. A	11,195	1,740,263

Banks—1.2%
Bank of America Corp., 7.25%, Ser. L(f)(h)	1,585	2,318,506
Wells Fargo & Co., 7.50%, Ser. L(f)(h)	1,530	2,209,320

		4,527,826

Diversified Financial Services—1.2%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(a)(c)(h)	1,015	2,304,956

	SHARES	Value

Diversified Financial Services—continued
KKR & Co., Inc., 6.00%, 9/15/23, Ser. C(h)	37,580	$2,186,029

		4,490,985

Electric Utilities—1.8%
NextEra Energy, Inc.,
5.279%, 3/1/23(h)	78,995	4,221,493
6.219%, 9/1/23	46,180	2,457,699

		6,679,192

Electronics—0.3%
Fortive Corp., 5.00%, 7/1/21, Ser. A(h)	1,110	1,065,933

Environmental Services—0.4%
GFL Environmental, Inc., 6.00%, 3/15/23(h)	21,650	1,477,179

Hand/Machine Tools—0.6%
Stanley Black & Decker, Inc., 5.25%, 11/15/22(h)	21,705	2,365,194

Healthcare-Products—2.2%
Avantor, Inc., 6.25%, 5/15/22, Ser. A(h)	35,420	3,280,246
Danaher Corp.,(h),
4.75%, 4/15/22, Ser. A	2,485	4,026,446
5.00%, 4/15/23, Ser. B	470	644,652

		7,951,344

Pharmaceuticals—0.3%
Elanco Animal Health, Inc., 5.00%, 2/1/23(h)	25,305	1,168,332

Semiconductors—1.8%
Broadcom, Inc., 8.00%, 9/30/22, Ser. A(h)	4,345	6,381,719

Telecommunications—0.9%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(a)(c)(h)	2,710	3,120,240
TOTAL CONVERTIBLE PREFERRED STOCK (Cost—$33,437,768)		40,968,207

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	Value

PREFERRED STOCK(a)(e)(g)(j)(k)—0.3%

Media—0.3%
LiveStyle, Inc., Ser. A	532	$79,534
LiveStyle, Inc., Ser. B	11,500	1,028,675
LiveStyle, Inc., Ser. B	1,250	13
TOTAL PREFERRED STOCK (Cost—$2,429,842)		1,108,222

	PRINCIPAL AMOUNT (000s)

SENIOR LOANS(a)(b)—0.3%

Entertainment—0.1%
Music Technology Holdings, LLC, (3 mo. PIK + 8.000%), 8.000%, 12/16/22, Fixed PIK Term Loan	$366	368,048

Healthcare-Products—0.1%
Avantor Funding, Inc., (1 mo. LIBOR + 2.500%), 11/8/27, 2020 Incremental Term Loan B4(d)	315	316,904

Software—0.1%
Camelot U.S. Acquisition 1 Co., (1 mo. LIBOR + 3.000%), 10/30/26, Term Loan B(d)	324	325,518
TOTAL SENIOR LOANS (Cost—$1,003,859)		1,010,470

	UNITS

WARRANTS(a)(e)(g)(j)(k)—0.0%

Media—0.0%
LiveStyle, Inc., expires 11/30/21, Ser. C (cost—$0)	3,000	—	†

	PRINCIPAL AMOUNT (000s)	Value

Repurchase Agreements—4.2%
State Street Bank and Trust Co., dated 1/29/21, 0.00%, due 2/1/21, proceeds $15,202,000; collateralized by U.S. Treasury Bonds, 3.125%, due 5/15/48, valued at $15,506,110 including accrued interest (cost—$15,202,000)	$15,202	$15,202,000
TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN (Cost—$395,594,647)—130.2%		473,914,011
Total Options Written — (0.0)% (premiums received—$55,985)(j)		(36,052)
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN (Cost—$395,538,662)—130.2%		473,877,959

Other liabilities in excess of other assets—(30.2)%		(109,979,055)

NET ASSETS—100.0%		$363,898,904

Notes to Schedule of Investments:

†	Actual amount rounds to less than $1.
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $188,796,996, representing 51.9% of net assets.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition.

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2021.
(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $186,678,304, representing 51.3% of net assets.

(d)	When-issued or delayed-delivery. This loan will settle after January 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(e)	Fair-Valued—Securities with an aggregate value of $2,951,348, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	Perpetual maturity. The date shown, if any, is the next call date.
(g)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for options written, long-term and/or short-term loan financing.
(i)	Restricted. The aggregate cost of such securities is $1,500,000. The aggregate value is $1,500,001, representing 0.4% of net assets.
(j)	Non-income producing.
(k)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.3% of net assets.

Options written contracts outstanding at January 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Activision Blizzard, Inc.	105.00 USD	2/19/21	(49)	$514,500	$(1,886)	$(2,055)	$169
Adobe, Inc.	525.00 USD	2/19/21	(26)	1,365,000	(2,496)	(3,392)	896
Advanced Micro Devices, Inc.	115.00 USD	2/19/21	(67)	770,500	(2,010)	(8,293)	6,283
Atlassian Corp. PLC	270.00 USD	2/19/21	(11)	297,000	(1,705)	(1,466)	(239)
Caterpillar, Inc.	220.00 USD	2/19/21	(15)	330,000	(375)	(1,547)	1,172
Charles Schwab Corp.	60.00 USD	2/19/21	(25)	150,000	(725)	(709)	(16)
Crowdstrike Holdings, Inc.	260.00 USD	2/19/21	(23)	598,000	(4,784)	(3,009)	(1,775)
Home Depot, Inc.	310.00 USD	2/19/21	(30)	930,000	(1,290)	(1,596)	306
Honeywell International, Inc.	225.00 USD	2/19/21	(12)	270,000	(120)	(678)	558
JPMorgan Chase & Co.	155.00 USD	2/19/21	(63)	976,500	(535)	(4,058)	3,523
Mastercard, Inc.	360.00 USD	2/19/21	(31)	1,116,000	(2,155)	(3,532)	1,377
McDonald’s Corp.	232.50 USD	2/19/21	(20)	465,000	(560)	(1,524)	964
Microchip Technology, Inc.	92.50 USD	2/19/21	(75)	693,750	(2,738)	(2,884)	146
Netflix, Inc.	590.00 USD	2/19/21	(20)	1,180,000	(7,900)	(8,007)	107
NIKE, Inc.	150.00 USD	2/19/21	(40)	600,000	(1,940)	(1,603)	(337)
ServiceNow, Inc.	620.00 USD	2/19/21	(9)	558,000	(2,408)	(2,607)	199
Starbucks Corp.	115.00 USD	2/19/21	(48)	552,000	(384)	(2,424)	2,040
Target Corp.	220.00 USD	2/19/21	(31)	682,000	(403)	(3,157)	2,754
Visa, Inc.	220.00 USD	2/19/21	(42)	924,000	(1,638)	(3,444)	1,806

Total options written contracts					$(36,052)	$(55,985)	$19,933

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

The following table summarizes the market value of the Fund’s investments as of January 31, 2021, based on the inputs used to value them (See Note 1(b) in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Value at 1/31/21
Investments in Securities—Assets
Convertible Bonds & Notes	—	$256,498,364	—		$256,498,364
Common Stock:
Banks	$2,077,430	—	$1		2,077,431
Media	—	—	1		1
All Other	98,943,703	—	—		98,943,703
Corporate Bonds & Notes:
Diversified Financial Services	—	2,492,422	1,843,124		4,335,546
All Other	—	53,770,067	—		53,770,067
Convertible Preferred Stock:
Diversified Financial Services	2,186,029	2,304,956	—		4,490,985
Telecommunications	—	3,120,240	—		3,120,240
All Other	33,356,982	—	—		33,356,982
Preferred Stock	—	—	1,108,222		1,108,222
Senior Loans	—	1,010,470	—		1,010,470
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	15,202,000	—		15,202,000

	136,564,144	334,398,519	2,951,348		473,914,011

Investments in Securities—Liabilities
Options Written	(36,052)	—	—		(36,052)

Totals	$136,528,092	$334,398,519	$2,951,348		$473,877,959

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2021, was as follows:

	Beginning Balance 1/31/20		Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 1/31/21
Investments in Securities—Assets
Common Stock:
Banks	$1		$—	$—		$—	$—	$—	$—	$—	$1
Media	1		—	—		—	—	—	—	—	1
Corporate Bonds & Notes:
Commercial Services	6,416		—	(2,149	)††	—	(454,162)	449,895	—	—	—
Diversified Financial Services	774,754		196,382	—		33,289	—	(661,301)	1,500,000	—	1,843,124
Preferred Stock:
Media	1,230,371		—	—		—	—	(122,149)	—	—	1,108,222
Warrants	—	†	—	—		—	—	—	—	—	—	†

Totals	$2,011,543		$196,382	$(2,149)		$33,289	$(454,162)	$(333,555)	$1,500,000	$—	$2,951,348

†	Actual amount rounds to less than $1.
††	Issued or removed via corporate action.
*	Transferred out of Level 2 and into Level 3 due to a third-party independent pricing vendor price being unavailable or unreliable at January 31, 2021.

The table above may include Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(a).

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2021:

	Ending Balance at 1/31/21	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$343,124	Market and Company Comparables	EV Multiples	1.05x (0.64x – 1.82x)
				3.27x (0.99x – 4.52x)
				0.64x (0.38x – 0.90x)
			Illiquidity Discount	20%
Preferred Stock: Media
	$79,534	Market and Company Comparables	EV Multiples	0.93x (0.37x –2.35x)
			Illiquidity Discount	1% – 25%
	$1,028,675	Market and Company Comparables	EV Multiples	0.93x (0.37x – 2.35x)
			Illiquidity Discount	25%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2021 was $(787,201).

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

The following is a summary of the Fund’s options contracts as presented in the Statements of Assets and Liabilities as of January 31, 2021:

Liability derivatives:
Options written, at value	$(36,052)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations as of January 31, 2021:

Net realized loss on:
Options written	$(189,694)

Net change in unrealized appreciation/depreciation of:
Options written	$5,842

The primary risk type associated with these options contracts is equity risk.

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2021 was (793) options written contracts.

Glossary:

LIBOR	- London Inter-Bank Offered Rate
PIK	- Payment-in-Kind
REIT	- Real Estate Investment Trust

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

JANUARY 31, 2021

	SHARES	VALUE

COMMON STOCK—62.3%

Air Freight & Logistics—0.4%
FedEx Corp.	15,175	$3,571,285

Automobiles—2.2%
Tesla, Inc.(f)	24,125	19,143,911

Banks—1.3%
JPMorgan Chase & Co.(e)	69,450	8,936,131
Wells Fargo & Co.	79,875	2,386,665

		11,322,796

Biotechnology—0.8%
AbbVie, Inc.	64,750	6,635,580

Capital Markets—0.7%
Charles Schwab Corp.(e)	48,400	2,494,536
S&P Global, Inc.	11,600	3,677,200

		6,171,736

Chemicals—0.4%
Chemours Co.	46,400	1,222,176
Dow, Inc.	14,533	754,263
DuPont de Nemours, Inc.	14,533	1,154,647

		3,131,086

Entertainment—1.9%
Activision Blizzard, Inc.(e)	63,000	5,733,000
Netflix, Inc.(e)(f)	20,700	11,020,473

		16,753,473

Equity Real Estate Investment Trusts (REITs)—0.7%
Crown Castle International Corp.	40,491	6,448,597

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	28,050	9,885,662

Healthcare Equipment & Supplies—2.5%
Abbott Laboratories	60,675	7,498,823
Align Technology, Inc.(f)	13,700	7,197,706
Intuitive Surgical, Inc.(f)	9,025	6,747,451

		21,443,980

Healthcare Providers & Services—1.5%
UnitedHealth Group, Inc.	38,500	12,842,830

	SHARES	VALUE

Hotels, Restaurants & Leisure—1.5%
McDonald’s Corp.(e)	21,300	$4,426,992
Starbucks Corp.(e)	86,188	8,343,860

		12,770,852

Household Durables—0.8%
DR Horton, Inc.	85,750	6,585,600

Industrial Conglomerates—0.6%
Honeywell International, Inc.(e)	24,900	4,864,713

Insurance—0.1%
Aon PLC, Class A	4,600	934,260

Interactive Media & Services—5.7%
Alphabet, Inc., Class A(f)	15,800	28,872,288
Facebook, Inc., Class A(f)	77,400	19,994,742

		48,867,030

Internet & Direct Marketing Retail—3.0%
Amazon.com, Inc.(f)	7,925	25,409,135

IT Services—5.1%
Accenture PLC, Class A	20,700	5,007,744
Mastercard, Inc., Class A(e)	32,500	10,279,425
PayPal Holdings, Inc.(e)(f)	41,200	9,653,572
Shopify, Inc., Class A(f)	2,410	2,647,602
Square, Inc., Class A(f)	11,950	2,580,722
Twilio, Inc., Class A(f)	9,450	3,396,613
Visa, Inc., Class A(e)	54,200	10,474,150

		44,039,828

Life Sciences Tools & Services—1.9%
Illumina, Inc.(f)	7,500	3,198,300
IQVIA Holdings, Inc.(f)	32,425	5,765,165
Thermo Fisher Scientific, Inc.	13,750	7,008,375

		15,971,840

Machinery—1.4%
Caterpillar, Inc.(e)	31,775	5,809,741
Deere & Co.	20,500	5,920,400

		11,730,141

Metals & Mining—0.6%
Freeport-McMoRan, Inc.	178,900	4,814,199

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Multi-Line Retail—1.5%
Dollar General Corp.	36,200	$7,044,882
Target Corp.(e)	32,625	5,910,671

		12,955,553

Pharmaceuticals—2.2%
Eli Lilly and Co.	39,250	8,162,823
Horizon Therapeutics PLC(f)	47,200	3,421,056
Zoetis, Inc.	45,325	6,991,381

		18,575,260

Road & Rail—0.4%
Union Pacific Corp.	19,700	3,890,159

Semiconductors & Semiconductor Equipment—6.8%
Advanced Micro Devices, Inc.(e)(f)	84,000	7,193,760
Broadcom, Inc.	19,900	8,964,950
Enphase Energy, Inc. (f)	29,475	5,374,766
Lam Research Corp.	14,475	7,005,176
Marvell Technology Group Ltd.	59,100	3,041,286
Micron Technology, Inc.(e)(f)	82,500	6,457,275
NVIDIA Corp.	20,027	10,405,829
QUALCOMM, Inc.	63,675	9,951,129

		58,394,171

Software—10.9%
Adobe, Inc.(e)(f)	27,075	12,421,198
Atlassian Corp. PLC, Class A(e)(f)	14,900	3,443,837
Crowdstrike Holdings, Inc., Class A(e)(f)	30,375	6,554,925
DocuSign, Inc.(f)	17,250	4,017,352
Intuit, Inc.	22,375	8,082,521
Microsoft Corp.	125,225	29,047,191
Salesforce.com, Inc.(f)	39,121	8,824,133
ServiceNow, Inc.(e)(f)	21,325	11,582,887
Workday, Inc., Class A(f)	18,475	4,203,617
Zoom Video Communications, Inc., Class A(f)	14,425	5,367,110

		93,544,771

	SHARES	VALUE

Specialty Retail—1.5%
Home Depot, Inc.(e)	46,300	$12,538,966

Technology Hardware, Storage & Peripherals—3.4%
Apple, Inc.	219,200	28,925,632

Textiles, Apparel & Luxury Goods—1.4%
NIKE, Inc., Class B(e)	87,100	11,635,689
TOTAL COMMON STOCK (Cost—$423,745,115)		533,798,735

	PRINCIPAL AMOUNT (000s)

CONVERTIBLE BONDS & NOTES—26.6%

Airlines—0.4%
Southwest Airlines Co., 1.25%, 5/1/25	$2,360	3,336,450

Auto Manufacturers—1.8%
NIO, Inc.(a)(b),
zero coupon, 2/1/26	1,015	1,048,418
0.50%, 2/1/27	1,190	1,197,531
Tesla, Inc.,
1.25%, 3/1/21	720	7,933,845
2.00%, 5/15/24	390	4,981,434

		15,161,228

Banks—0.3%
BofA Finance LLC, 0.125%, 9/1/22	1,150	1,291,450
JPMorgan Chase Bank N.A., 0.125%, 1/1/23(a)(b)	1,100	1,333,062

		2,624,512

Biotechnology—1.5%
Apellis Pharmaceuticals, Inc., 3.50%, 9/15/26(a)(b)	565	817,837
BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24	1,195	1,282,435
Bridgebio Pharma, Inc., 2.25%, 2/1/29(a)(b)	1,885	1,830,876

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Biotechnology—continued
Exact Sciences Corp.,
0.375%, 3/15/27	$2,460	$3,532,712
0.375%, 3/1/28	645	867,290
Guardant Health, Inc., zero coupon, 11/15/27(a)(b)	2,185	2,918,674
Illumina, Inc., zero coupon, 8/15/23	1,565	1,895,996

		13,145,820

Commercial Services—1.6%
Alarm.com Holdings, Inc., zero coupon, 1/15/26(a)(b)	1,590	1,586,047
Chegg, Inc.,
zero coupon, 9/1/26(a)(b)	2,810	3,269,435
0.125%, 3/15/25	820	1,569,480
Shift4 Payments, Inc., zero coupon, 12/15/25(a)(b)	1,260	1,448,109
Square, Inc.,(a)(b)
0.125%, 3/1/25	1,120	2,118,017
0.25%, 11/1/27	3,190	3,615,201

		13,606,289

Computers—0.6%
Lumentum Holdings, Inc., 0.50%, 12/15/26	2,380	2,933,792
Zscaler, Inc., 0.125%, 7/1/25(a)(b)	1,815	2,715,623

		5,649,415

Diversified Financial Services—0.2%
LendingTree, Inc., 0.50%, 7/15/25(a)(b)	1,715	1,767,928

Entertainment—0.4%
Live Nation Entertainment, Inc.,
2.00%, 2/15/25(a)(b)	485	499,771
2.50%, 3/15/23	1,320	1,607,269
Vail Resorts, Inc., zero coupon, 1/1/26(a)(b)	1,175	1,189,687

		3,296,727

	PRINCIPAL AMOUNT (000s)	VALUE

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	$1,420	$1,518,095

Healthcare-Products—1.0%
Envista Holdings Corp., 2.375%, 6/1/25(a)(b)	955	1,761,467
Insulet Corp., 0.375%, 9/1/26	3,010	4,149,136
Omnicell, Inc., 0.25%, 9/15/25 (a)(b)	285	383,325
Repligen Corp., 0.375%, 7/15/24	1,120	2,049,727

		8,343,655

Healthcare-Services—0.8%
Anthem, Inc., 2.75%, 10/15/42	540	2,244,942
Teladoc Health, Inc., 1.25%, 6/1/27(a)(b)	3,150	4,461,188

		6,706,130

Internet—5.9%
21Vianet Group, Inc., zero coupon, 2/1/26(a)(b)	1,010	1,040,166
Booking Holdings, Inc., 0.75%, 5/1/25(a)(b)	815	1,111,950
Etsy, Inc., 0.125%, 9/1/27(a)(b)	3,375	4,493,898
Match Group Financeco 2, Inc., 0.875%, 6/15/26(a)(b)	2,190	3,773,112
Match Group Financeco 3, Inc., 2.00%, 1/15/30(a)(b)	975	1,774,662
Okta, Inc.,
0.125%, 9/1/25	1,635	2,475,447
0.375%, 6/15/26(a)(b)	1,255	1,641,487
Palo Alto Networks, Inc.,
0.375%, 6/1/25(a)(b)	2,395	3,171,308
0.75%, 7/1/23	1,130	1,605,001

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Internet—continued
Pinduoduo, Inc., zero coupon, 12/1/25	$1,550	$1,867,484
Proofpoint, Inc., 0.25%, 8/15/24	2,065	2,263,913
Shopify, Inc., 0.125%, 11/1/25	2,000	2,367,500
Snap, Inc., 0.75%, 8/1/26	2,390	5,725,975
Twitter, Inc., 0.25%, 6/15/24	1,305	1,545,609
Uber Technologies, Inc., zero coupon, 12/15/25(a)(b)	2,110	2,209,864
Wayfair, Inc., 0.625%, 10/1/25(a)(b)	3,485	3,568,714
Wix.com Ltd., zero coupon, 8/15/25(a)(b)	1,565	1,606,235
Zendesk, Inc., 0.625%, 6/15/25(a)(b)	1,850	2,741,050
Zillow Group, Inc.,
1.50%, 7/1/23	1,690	2,900,547
2.75%, 5/15/25	1,120	2,349,200

		50,233,122

Investment Companies—0.2%
Prospect Capital Corp., 6.375%, 3/1/25	1,995	2,154,600

Leisure—0.9%
NCL Corp., Ltd.,(a)(b)
5.375%, 8/1/25	735	1,138,515
6.00%, 5/15/24	1,280	2,469,760
Royal Caribbean Cruises Ltd.,(a)(b)
2.875%, 11/15/23	1,100	1,249,042
4.25%, 6/15/23	2,375	2,896,559

		7,753,876

Media—0.8%
DISH Network Corp., zero coupon, 12/15/25(a)(b)	1,855	1,751,668
Liberty Broadband Corp., 2.75%, 9/30/50(a)(b)	885	912,695
Liberty Media Corp.,
1.00%, 1/30/23	1,055	1,281,664
1.375%, 10/15/23	1,105	1,357,820

	PRINCIPAL AMOUNT (000s)	VALUE

Media—continued
2.75%, 12/1/49(a)(b)	$1,505	$1,575,735

		6,879,582

Oil, Gas & Consumable Fuels—0.5%
EQT Corp., 1.75%, 5/1/26(a)(b)	1,075	1,460,049
Pioneer Natural Resources Co., 0.25%, 5/15/25(a)(b)	1,870	2,588,292

		4,048,341

Pharmaceuticals—0.8%
DexCom, Inc.,
0.25%, 11/15/25(a)(b)	3,120	3,188,954
0.75%, 12/1/23	440	1,017,259
Jazz Investments I Ltd., 2.00%, 6/15/26(a)(b)	1,970	2,500,501

		6,706,714

Pipelines—0.4%
Cheniere Energy, Inc., 4.25%, 3/15/45	4,200	3,445,731

Real Estate—0.2%
Redfin Corp., zero coupon, 10/15/25(a)(b)	1,325	1,629,454

Retail—0.5%
Burlington Stores, Inc., 2.25%, 4/15/25(a)(b)	1,450	1,947,738
RH, zero coupon, 6/15/23	1,030	2,553,623

		4,501,361

Semiconductors—1.8%
Advanced Micro Devices, Inc., 2.125%, 9/1/26	10	107,254
Cree, Inc., 0.875%, 9/1/23	1,190	2,091,110
Inphi Corp., 0.75%, 4/15/25(a)(b)	1,295	1,883,268
Microchip Technology, Inc., 0.125%, 11/15/24	6,205	7,037,990

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Semiconductors—continued
ON Semiconductor Corp., 1.625%, 10/15/23	$1,745	$3,108,281
Synaptics, Inc., 0.50%, 6/15/22	900	1,254,081

		15,481,984

Software—5.5%
Akamai Technologies, Inc., 0.125%, 5/1/25	2,530	3,277,442
Alteryx, Inc., 0.50%, 8/1/24	2,425	2,583,526
Bentley Systems, Inc., 0.125%, 1/15/26(a)(b)	1,720	1,731,656
Bill.com Holdings, Inc., zero coupon, 12/1/25(a)(b)	1,570	1,719,791
Cloudflare, Inc., 0.75%, 5/15/25(a)(b)	755	1,631,457
Coupa Software, Inc., 0.375%, 6/15/26(a)(b)	3,650	4,729,749
Datadog, Inc., 0.125%, 6/15/25(a)(b)	1,790	2,426,569
DocuSign, Inc., zero coupon, 1/15/24(a)(b)	2,165	2,274,603
Everbridge, Inc., 0.125%, 12/15/24	1,100	1,506,929
Five9, Inc., 0.50%, 6/1/25(a)(b)	1,675	2,364,167
HubSpot, Inc., 0.375%, 6/1/25(a)(b)	1,295	1,932,624
Medallia, Inc., 0.125%, 9/15/25(a)(b)	1,330	1,690,513
MongoDB, Inc., 0.25%, 1/15/26	1,980	3,658,050
Nutanix, Inc., zero coupon, 1/15/23	1,595	1,622,592
Pegasystems, Inc., 0.75%, 3/1/25(a)(b)	1,145	1,343,228
RingCentral, Inc., zero coupon, 3/1/25(a)(b)	3,330	4,191,402
Splunk, Inc.,
0.50%, 9/15/23	790	1,016,360
1.125%, 6/15/27(a)(b)	2,700	2,842,497

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
Workday, Inc., 0.25%, 10/1/22	$1,510	$2,426,222
Zynga, Inc., 0.25%, 6/1/24	1,660	2,237,846

		47,207,223

Telecommunications—0.3%
Viavi Solutions, Inc., 1.00%, 3/1/24	1,745	2,310,276
TOTAL CONVERTIBLE BONDS & NOTES (Cost—$182,749,869)		227,508,513

	SHARES

CONVERTIBLE PREFERRED STOCK—6.1%

Auto Components—0.3%
Aptiv PLC, 5.50%, 6/15/23, Ser. A	15,125	2,351,181

Banks—0.9%
Bank of America Corp., 7.25%, Ser. L(d)	1,775	2,596,434
Wells Fargo & Co., 7.50%, Ser. L(d)	3,505	5,061,220

		7,657,654

Chemicals—0.2%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	38,060	1,598,901

Diversified Financial Services—0.4%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(a)(b)	1,105	2,509,337
KKR & Co., Inc., 6.00%, 9/15/23, Ser. C	25,830	1,502,531

		4,011,868

Electric Utilities—0.8%
NextEra Energy, Inc.,
5.279%, 3/1/23	39,700	2,121,568
6.219%, 9/1/23	69,490	3,698,258
Southern Co., 6.75%, 8/1/22	23,000	1,131,600

		6,951,426

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Electronics—0.1%
II-VI, Inc., 6.00%, 7/1/23, Ser. A	3,415	$1,191,562

Environmental Services—0.2%
GFL Environmental, Inc., 6.00%, 3/15/23	29,470	2,010,738

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc., 5.25%, 11/15/22	7,175	781,860

Healthcare-Products—1.5%
Avantor, Inc., 6.25%, 5/15/22, Ser. A	37,205	3,445,555
Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	20,265	2,214,154
Danaher Corp., 5.00%, 4/15/23, Ser. B	5,140	7,050,024

		12,709,733

Insurance—0.2%
Assurant, Inc., 6.50%, 3/15/21, Ser. D	12,205	1,566,024

Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd., 6.00%, 5/1/21, Ser. A	8,860	90,283

Pharmaceuticals—0.2%
Elanco Animal Health, Inc., 5.00%, 2/1/23	31,335	1,446,737

Semiconductors—0.8%
Broadcom, Inc., 8.00%, 9/30/22, Ser. A	4,635	6,807,656

Telecommunications—0.4%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(a)(b)	3,000	3,454,140
TOTAL CONVERTIBLE PREFERRED STOCK (Cost—$44,858,052)		52,629,763

	PRINCIPAL AMOUNT (000s)	VALUE

CORPORATE BONDS & NOTES—0.1%

Oil, Gas & Consumable Fuels—0.1%
Cobalt International Energy, Inc., 7.75%, 12/1/23(c)	$2,509	$48,875
Nabors Industries, Inc., 9.00%, 2/1/25(a)(b)	409	417,180
TOTAL CORPORATE BONDS & NOTES (Cost—$2,303,915)		466,055

Repurchase Agreements—4.9%
State Street Bank and Trust Co., dated 1/29/21, 0.00%, due 2/1/21, proceeds $42,015,000; collateralized by U.S. Treasury Bonds, 3.125%, due 5/15/48, valued at $42,855,349 including accrued interest (cost—$42,015,000)	42,015	42,015,000
TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN (Cost—$695,671,951)—100.0%		856,418,066
TOTAL OPTIONS WRITTEN—(0.0)% (premiums received—$299,222)(f)		(193,320)
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN (Cost—$695,372,729)—100.0%		856,224,746

Other assets less other liabilities—0.0%		224,647

NET ASSETS—100.0%		$856,449,393

Notes to Schedule of Investments:

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $123,545,785, representing 14.4% of net assets.

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $123,545,785, representing 14.4% of net assets.

(c)	In default.
(d)	Perpetual maturity. The date shown, if any, is the next call date.
(e)	All or partial amount segregated for the benefit of the counterparty as collateral for options written.
(f)	Non-income producing.

Options written contracts outstanding at January 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Activision Blizzard, Inc.	105.00 USD	2/19/21	(250)	$2,625,000	$(9,625)	$(10,483)	$858
Adobe, Inc.	525.00 USD	2/19/21	(135)	7,087,500	(12,960)	(17,612)	4,652
Advanced Micro Devices, Inc.	115.00 USD	2/19/21	(350)	4,025,000	(10,500)	(43,322)	32,822
Atlassian Corp. PLC	270.00 USD	2/19/21	(60)	1,620,000	(9,300)	(7,996)	(1,304)
Caterpillar, Inc.	220.00 USD	2/19/21	(80)	1,760,000	(2,000)	(8,248)	6,248
Charles Schwab Corp.	60.00 USD	2/19/21	(120)	720,000	(3,480)	(3,406)	(74)
Crowdstrike Holdings, Inc.	260.00 USD	2/19/21	(120)	3,120,000	(24,960)	(15,697)	(9,263)
Home Depot, Inc.	310.00 USD	2/19/21	(160)	4,960,000	(6,880)	(8,513)	1,633
Honeywell International, Inc.	225.00 USD	2/19/21	(60)	1,350,000	(600)	(3,391)	2,791
JPMorgan Chase & Co.	155.00 USD	2/19/21	(350)	5,425,000	(2,975)	(22,544)	19,569
Mastercard, Inc.	360.00 USD	2/19/21	(165)	5,940,000	(11,467)	(18,798)	7,331
McDonald’s Corp.	232.50 USD	2/19/21	(110)	2,557,500	(3,080)	(8,381)	5,301
Microchip Technology, Inc.	92.50 USD	2/19/21	(415)	3,838,750	(15,148)	(15,957)	809
Netflix, Inc.	590.00 USD	2/19/21	(105)	6,195,000	(41,475)	(42,037)	562
NIKE, Inc.	150.00 USD	2/19/21	(220)	3,300,000	(10,670)	(8,818)	(1,852)
ServiceNow, Inc.	620.00 USD	2/19/21	(58)	3,596,000	(15,515)	(16,801)	1,286
Starbucks Corp.	115.00 USD	2/19/21	(245)	2,817,500	(1,960)	(12,375)	10,415
Target Corp.	220.00 USD	2/19/21	(165)	3,630,000	(2,145)	(16,803)	14,658
Visa, Inc.	220.00 USD	2/19/21	(220)	4,840,000	(8,580)	(18,040)	9,460

Total options written contracts					$(193,320)	$(299,222)	$105,902

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

The following table summarizes the market value of the Fund’s investments as of January 31, 2021, based on the inputs used to value them (See Note 1(b) in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Value at 1/31/21
Investments in Securities — Assets
Common Stock	$533,798,735	—	$533,798,735
Convertible Bonds & Notes	—	$227,508,513	227,508,513
Convertible Preferred Stock:
Diversified Financial Services	1,502,531	2,509,337	4,011,868
Telecommunications	—	3,454,140	3,454,140
All Other	45,163,755	—	45,163,755
Corporate Bonds & Notes	—	466,055	466,055
Repurchase Agreements	—	42,015,000	42,015,000

	580,465,021	275,953,045	856,418,066

Investments in Securities—Liabilities
Options Written	(193,320)	—	(193,320)

Totals	$580,271,701	$275,953,045	$856,224,746

There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2021.

There were no transfers into or out of Level 3 related to securities held at January 31, 2021.

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

The following is a summary of the Fund’s options contracts as presented in the Statements of Assets and Liabilities as of January 31, 2021:

Liability derivatives:
Options written, at value	$(193,320)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations as of January 31, 2021:

Net realized loss on:
Options written	$(877,741)

Net change in unrealized appreciation/depreciation of:
Options written	$15,103

The primary risk type associated with these options contracts is equity risk.

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2021 was (4,154) options written contracts.

Glossary:

REIT	- Real Estate Investment Trust

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS

January 31, 2021

	SHARES	VALUE

COMMON STOCK—62.0%

Aerospace & Defense—1.9%
Lockheed Martin Corp.	84,670	$27,248,499

Automobiles—0.3%
Ferrari NV	22,057	4,591,826

Banks—3.0%
Bank of America Corp.	401,409	11,901,777
Citigroup, Inc.	127,593	7,399,118
First Republic Bank	35,176	5,100,168
JPMorgan Chase & Co.(g)	152,219	19,586,019

		43,987,082

Beverages—0.8%
Brown-Forman Corp., Class B	53,448	3,830,618
Coca-Cola Co.	81,780	3,937,707
Monster Beverage Corp.(h)	51,499	4,471,658

		12,239,983

Biotechnology—0.6%
Amgen, Inc.	33,667	8,128,224

Capital Markets—3.2%
Intercontinental Exchange, Inc.	58,516	6,457,240
MarketAxess Holdings, Inc.	27,030	14,616,743
Morgan Stanley	95,935	6,432,442
MSCI, Inc.	27,016	10,679,425
Nasdaq, Inc.	59,497	8,048,159

		46,234,009

Chemicals—1.2%
Linde PLC	31,752	7,791,941
RPM International, Inc.	47,284	3,899,512
Sherwin-Williams Co.	8,708	6,024,194

		17,715,647

Commercial Services & Supplies—0.8%
Cintas Corp.	12,602	4,008,948
Waste Management, Inc.	72,509	8,071,702

		12,080,650

Communications Equipment—0.3%
Cisco Systems, Inc.	101,142	4,508,910

	SHARES	VALUE

Consumer Finance—0.3%
American Express Co.	36,921	$4,292,435

Containers & Packaging—0.3%
Avery Dennison Corp.	29,557	4,459,265

Distributors—0.7%
Pool Corp.	26,898	9,526,734

Diversified Telecommunication Services—0.3%
Frontier Communications Corp.(h)	146,729	74,832
Verizon Communications, Inc.	68,140	3,730,665

		3,805,497

Electric Utilities—1.7%
Alliant Energy Corp.	136,682	6,649,579
NextEra Energy, Inc.(g)	227,219	18,375,201

		25,024,780

Electrical Equipment—0.6%
AMETEK, Inc.	77,036	8,725,097

Entertainment—1.6%
Activision Blizzard, Inc.	102,212	9,301,292
Netflix, Inc.(h)	25,130	13,378,961

		22,680,253

Equity Real Estate Investment Trusts (REITs)—6.4%
Alexandria Real Estate Equities, Inc.	24,194	4,043,059
American Tower Corp.	163,775	37,235,884
CoreSite Realty Corp.	39,072	5,252,840
Crown Castle International Corp.	47,963	7,638,587
CyrusOne, Inc.	131,125	9,565,569
Equinix, Inc.	12,469	9,226,561
Prologis, Inc.	78,546	8,105,947
Sun Communities, Inc.	79,552	11,386,278

		92,454,725

Food & Staples Retailing—0.9%
Costco Wholesale Corp.	27,281	9,614,643
Walmart, Inc.	28,453	3,997,362

		13,612,005

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Food Products—0.3%
McCormick & Co., Inc.	41,900	$3,751,726

Gas Utilities—0.8%
Atmos Energy Corp.	128,984	11,479,576

Healthcare Equipment & Supplies—1.5%
ResMed, Inc.	46,243	9,321,202
Stryker Corp.	36,538	8,075,263
West Pharmaceutical Services, Inc.	15,138	4,533,680

		21,930,145

Healthcare Providers & Services—1.2%
Anthem, Inc.	25,285	7,509,139
UnitedHealth Group, Inc.	28,840	9,620,447

		17,129,586

Healthcare Technology—0.3%
Veeva Systems, Inc., Class A(h)	15,322	4,235,614

Hotels, Restaurants & Leisure—1.8%
Chipotle Mexican Grill, Inc.(h)	3,180	4,706,400
Domino’s Pizza, Inc.	11,451	4,245,573
McDonald’s Corp.	36,017	7,485,773
Starbucks Corp.	42,776	4,141,145
Wingstop, Inc.	33,926	5,090,596

		25,669,487

Household Durables—0.3%
Garmin Ltd.	37,160	4,268,198

Household Products—0.8%
Church & Dwight Co., Inc.	88,214	7,447,908
WD-40 Co.	12,889	3,923,541

		11,371,449

Industrial Conglomerates—1.1%
Honeywell International, Inc.	34,149	6,671,690
Roper Technologies, Inc.	22,174	8,712,386

		15,384,076

Insurance—1.2%
Allstate Corp.	83,207	8,918,126

	SHARES	VALUE

Insurance—continued
Willis Towers Watson PLC	41,309	$8,383,249

		17,301,375

Interactive Media & Services—1.6%
Alphabet, Inc., Class A(h)	9,921	18,129,238
Alphabet, Inc., Class C(h)	2,624	4,816,982

		22,946,220

Internet & Direct Marketing Retail—1.0%
Alibaba Group Holding Ltd., ADR(h)	26,839	6,812,543
Amazon.com, Inc.(g)(h)	2,615	8,384,213

		15,196,756

IT Services—3.1%
Accenture PLC, Class A	34,917	8,447,121
Broadridge Financial Solutions, Inc.	29,964	4,234,213
Global Payments, Inc.	45,950	8,111,094
Jack Henry & Associates, Inc.	29,618	4,288,390
Mastercard, Inc., Class A	23,631	7,474,249
VeriSign, Inc.(h)	21,374	4,148,052
Visa, Inc., Class A	39,018	7,540,228

		44,243,347

Life Sciences Tools & Services—2.2%
Agilent Technologies, Inc.	74,640	8,969,489
Thermo Fisher Scientific, Inc.(g)	45,056	22,965,043

		31,934,532

Machinery—0.4%
Toro Co.	55,077	5,191,007

Media—0.6%
Cable One, Inc.	4,251	8,502,000

Multi-Line Retail—0.2%
Dollar General Corp.	19,203	3,737,096

Multi-Utilities—0.3%
DTE Energy Co.	32,169	3,819,104

Oil, Gas & Consumable Fuels—0.9%
Lukoil PJSC, ADR	119,299	8,521,527

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Oil, Gas & Consumable Fuels—continued
Marathon Petroleum Corp.	103,393	$4,462,442

		12,983,969

Personal Products—0.3%
Estee Lauder Cos., Inc., Class A	18,010	4,262,067

Pharmaceuticals—1.7%
Johnson & Johnson(g)	45,550	7,430,571
Merck & Co., Inc.	162,026	12,487,344
Zoetis, Inc.	28,292	4,364,041

		24,281,956

Professional Services—0.9%
TransUnion	143,497	12,489,979

Road & Rail—0.7%
Norfolk Southern Corp.	41,283	9,768,383

Semiconductors & Semiconductor Equipment—3.8%
Broadcom, Inc.	46,993	21,170,347
KLA Corp.	26,100	7,309,827
NVIDIA Corp.	26,736	13,891,758
Teradyne, Inc.	65,495	7,432,373
Texas Instruments, Inc.	27,557	4,565,919

		54,370,224

Software—5.3%
Adobe, Inc.(h)	27,962	12,828,127
Cadence Design Systems, Inc.(h)	54,329	7,083,958
Intuit, Inc.	24,845	8,974,759
Microsoft Corp.(g)	183,552	42,576,722
Synopsys, Inc.(h)	19,033	4,861,980

		76,325,546

Specialty Retail—1.9%
Home Depot, Inc.(g)	100,734	27,280,782

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.(g)	148,678	19,619,549

Textiles, Apparel & Luxury Goods—0.6%
Lululemon Athletica, Inc.(h)	12,687	4,169,963

	SHARES	VALUE

Textiles, Apparel & Luxury Goods—continued
NIKE, Inc., Class B(g)	38,032	$5,080,695

		9,250,658

Water Utilities—0.9%
American Water Works Co., Inc.(g)	82,650	13,143,003
TOTAL COMMON STOCK (cost-$797,253,482)		893,183,031

	PRINCIPAL AMOUNT (000s)

CONVERTIBLE BONDS & NOTES—27.1%

Airlines—0.4%
Southwest Airlines Co., 1.25%, 5/1/25	$4,000	5,655,000

Auto Manufacturers—1.8%
NIO, Inc.(a)(b)
zero coupon, 2/1/26	1,730	1,786,958
0.50%, 2/1/27	2,025	2,037,817
Tesla, Inc.,
1.25%, 3/1/21	1,220	13,443,460
2.00%, 5/15/24	655	8,366,254

		25,634,489

Banks—0.3%
BofA Finance LLC, 0.125%, 9/1/22	1,965	2,206,695
JPMorgan Chase Bank N.A., 0.125%, 1/1/23(a)(b)	1,875	2,272,266

		4,478,961

Biotechnology—1.5%
Apellis Pharmaceuticals, Inc., 3.50%, 9/15/26(a)(b)	970	1,404,075
BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24	2,025	2,173,163
Bridgebio Pharma, Inc., 2.25%, 2/1/29(a)(b)	3,170	3,078,980
Exact Sciences Corp.,
0.375%, 3/15/27	4,160	5,974,018
0.375%, 3/1/28	1,095	1,472,376

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Biotechnology—continued
Guardant Health, Inc., zero coupon, 11/15/27(a)(b)	$3,715	$4,962,413
Illumina, Inc., zero coupon, 8/15/23	2,500	3,028,747

		22,093,772

Commercial Services—1.6%
Alarm.com Holdings, Inc., zero coupon, 1/15/26(a)(b)	2,700	2,693,288
Chegg, Inc.,
zero coupon, 9/1/26(a)(b)	4,800	5,584,800
0.125%, 3/15/25	1,385	2,650,890
Shift4 Payments, Inc., zero coupon, 12/15/25(a)(b)	2,155	2,476,725
Square, Inc.(a)(b)
0.125%, 3/1/25	1,900	3,593,065
0.25%, 11/1/27	5,410	6,131,108

		23,129,876

Computers—0.7%
Lumentum Holdings, Inc., 0.50%, 12/15/26	4,080	5,029,358
Zscaler, Inc., 0.125%, 7/1/25(a)(b)	3,100	4,638,253

		9,667,611

Diversified Financial Services—0.2%
LendingTree, Inc., 0.50%, 7/15/25(a)(b)	2,930	3,020,425

Entertainment—0.4%
Live Nation Entertainment, Inc.,
2.00%, 2/15/25(a)(b)	815	839,821
2.50%, 3/15/23	2,235	2,721,398
Vail Resorts, Inc., zero coupon, 1/1/26(a)(b)	2,005	2,030,063

		5,591,282

	PRINCIPAL AMOUNT (000s)	VALUE

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	$2,270	$2,426,814

Healthcare-Products—1.0%
Envista Holdings Corp., 2.375%, 6/1/25(a)(b)	1,530	2,822,036
Insulet Corp., 0.375%, 9/1/26	5,200	7,167,943
Omnicell, Inc., 0.25%, 9/15/25(a)(b)	465	625,425
Repligen Corp., 0.375%, 7/15/24	1,880	3,440,614

		14,056,018

Healthcare-Services—0.8%
Anthem, Inc., 2.75%, 10/15/42	915	3,803,930
Teladoc Health, Inc., 1.25%, 6/1/27 (a)(b)	5,335	7,555,694

		11,359,624

Internet—5.9%
21Vianet Group, Inc., zero coupon, 2/1/26(a)(b)	1,630	1,678,683
Booking Holdings, Inc., 0.75%, 5/1/25(a)(b)	1,385	1,889,632
Etsy, Inc., 0.125%, 9/1/27(a)(b)	5,720	7,616,325
Match Group Financeco 2, Inc., 0.875%, 6/15/26(a)(b)	3,760	6,478,037
Match Group Financeco 3, Inc., 2.00%, 1/15/30(a)(b)	1,660	3,021,475
Okta, Inc.,
0.125%, 9/1/25	2,770	4,193,877
0.375%, 6/15/26(a)(b)	2,125	2,779,411
Palo Alto Networks, Inc.,
0.375%, 6/1/25(a)(b)	4,055	5,369,376
0.75%, 7/1/23	1,915	2,719,979
Pinduoduo, Inc., zero coupon, 12/1/25	2,625	3,162,674

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Internet—continued
Proofpoint, Inc., 0.25%, 8/15/24	$3,530	$3,870,031
Shopify, Inc., 0.125%, 11/1/25	3,390	4,012,913
Snap, Inc., 0.75%, 8/1/26	4,050	9,703,013
Twitter, Inc., 0.25%, 6/15/24	2,205	2,611,547
Uber Technologies, Inc., zero coupon, 12/15/25(a)(b)	3,575	3,744,202
Wayfair, Inc., 0.625%, 10/1/25(a)(b)	5,910	6,051,965
Wix.com Ltd., zero coupon, 8/15/25(a)(b)	2,640	2,709,559
Zendesk, Inc., 0.625%, 6/15/25(a)(b)	3,130	4,637,560
Zillow Group, Inc.,
1.50%, 7/1/23	2,865	4,917,199
2.75%, 5/15/25	1,900	3,985,250

		85,152,708

Investment Companies—0.2%
Prospect Capital Corp., 6.375%, 3/1/25	3,384	3,654,720

Leisure—0.9%
NCL Corp., Ltd.(a)(b)
5.375%, 8/1/25	1,255	1,943,995
6.00%, 5/15/24	2,185	4,215,957
Royal Caribbean Cruises Ltd.(a)(b)
2.875%, 11/15/23	1,870	2,123,372
4.25%, 6/15/23	4,065	4,957,689

		13,241,013

Media—1.0%
DISH Network Corp.,
zero coupon, 12/15/25(a)(b)	3,150	2,974,531
3.375%, 8/15/26	3,990	3,689,124
Liberty Broadband Corp., 2.75%, 9/30/50(a)(b)	1,420	1,464,438

	PRINCIPAL AMOUNT (000s)	VALUE

Media—continued
Liberty Media Corp.,
1.00%, 1/30/23	$1,795	$2,180,651
1.375%, 10/15/23	1,865	2,291,705
2.75%, 12/1/49(a)(b)	2,555	2,675,085

		15,275,534

Oil, Gas & Consumable Fuels—0.6%
Chesapeake Energy Corp., 5.50%, 9/15/26(c)	4,240	265,000
Ensco Jersey Finance Ltd., 3.00%, 1/31/24(c)	2,400	348,000
EQT Corp., 1.75%, 5/1/26(a)(b)	1,825	2,478,688
Pioneer Natural Resources Co., 0.25%, 5/15/25(a)(b)	3,020	4,180,022
Transocean, Inc., 0.50%, 1/30/23	2,385	1,562,175

		8,833,885

Pharmaceuticals—0.8%
DexCom, Inc.,
0.25%, 11/15/25(a)(b)	5,335	5,452,908
0.75%, 12/1/23	750	1,733,963
Jazz Investments I Ltd., 2.00%, 6/15/26(a)(b)	3,155	4,004,609

		11,191,480

Pipelines—0.4%
Cheniere Energy, Inc., 4.25%, 3/15/45	7,160	5,874,151

Real Estate—0.2%
Redfin Corp., zero coupon, 10/15/25(a)(b)	2,250	2,766,997

Retail—0.5%
Burlington Stores, Inc., 2.25%, 4/15/25(a)(b)	2,455	3,297,721
RH, zero coupon, 6/15/23	1,745	4,326,284

		7,624,005

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Semiconductors—1.8%
Advanced Micro Devices, Inc., 2.125%, 9/1/26	$10	$107,254
Cree, Inc., 0.875%, 9/1/23	2,015	3,540,829
Inphi Corp., 0.75%, 4/15/25(a)(b)	2,190	3,184,831
Microchip Technology, Inc., 0.125%, 11/15/24	10,586	12,007,118
ON Semiconductor Corp., 1.625%, 10/15/23	2,955	5,263,594
Synaptics, Inc., 0.50%, 6/15/22	1,545	2,152,838

		26,256,464

Software—5.6%
Akamai Technologies, Inc., 0.125%, 5/1/25	4,285	5,550,925
Alteryx, Inc., 0.50%, 8/1/24	4,165	4,437,272
Bentley Systems, Inc., 0.125%, 1/15/26(a)(b)	2,910	2,929,721
Bill.com Holdings, Inc., zero coupon, 12/1/25(a)(b)	2,690	2,946,649
Cloudflare, Inc., 0.75%, 5/15/25(a)(b)	1,280	2,765,913
Coupa Software, Inc., 0.375%, 6/15/26(a)(b)	6,185	8,014,657
Datadog, Inc., 0.125%, 6/15/25(a)(b)	3,040	4,121,100
DocuSign, Inc., zero coupon, 1/15/24(a)(b)	3,760	3,950,350
Everbridge, Inc., 0.125%, 12/15/24	1,900	2,602,877
Five9, Inc., 0.50%, 6/1/25(a)(b)	2,835	4,001,441
HubSpot, Inc., 0.375%, 6/1/25(a)(b)	2,215	3,305,607
Medallia, Inc., 0.125%, 9/15/25(a)(b)	2,260	2,872,601

	PRINCIPAL AMOUNT (000s)	VALUE

Software—continued
MongoDB, Inc., 0.25%, 1/15/26	$3,360	$6,207,600
Nutanix, Inc., zero coupon, 1/15/23	2,705	2,751,793
Pegasystems, Inc., 0.75%, 3/1/25(a)(b)	1,945	2,281,728
RingCentral, Inc., zero coupon, 3/1/25(a)(b)	5,635	7,092,658
Splunk, Inc., 0.50%, 9/15/23	1,355	1,743,250
Splunk, Inc., 1.125%, 6/15/27(a)(b)	4,620	4,863,829
Workday, Inc., 0.25%, 10/1/22	2,560	4,113,330
Zynga, Inc., 0.25%, 6/1/24	2,805	3,781,421

		80,334,722

Telecommunications—0.3%
Viavi Solutions, Inc., 1.00%, 3/1/24	2,950	3,905,624
TOTAL CONVERTIBLE BONDS & NOTES
(cost-$322,185,721)		391,225,175

	SHARES

CONVERTIBLE PREFERRED STOCK—6.2%

Auto Components—0.3%
Aptiv PLC, 5.50%, 6/15/23, Ser. A	25,645	3,986,515

Banks—0.9%
Bank of America Corp., 7.25%, Ser. L(e)	3,005	4,395,654
Wells Fargo & Co., 7.50%, Ser. L(e)	5,995	8,656,780

		13,052,434

Chemicals—0.2%
International Flavors & Fragrances, Inc., 6.00%, 9/15/21	64,450	2,707,545

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	SHARES	VALUE

Diversified Financial Services—0.5%
2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23(a)(b)	1,870	$4,246,570
KKR & Co., Inc., 6.00%, 9/15/23, Ser. C	44,015	2,560,352

		6,806,922

Electric Utilities—0.8%
NextEra Energy, Inc.,
5.279%, 3/1/23	67,215	3,591,970
6.219%, 9/1/23	119,980	6,385,335
Southern Co., 6.75%, 8/1/22	39,150	1,926,180

		11,903,485

Electronics—0.1%
II-VI, Inc., 6.00%, 7/1/23, Ser. A	5,785	2,018,502

Environmental Services—0.2%
GFL Environmental, Inc., 6.00%, 3/15/23	50,435	3,441,180

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc., 5.25%, 11/15/22	12,250	1,334,883

Healthcare-Products—1.5%
Avantor, Inc., 6.25%, 5/15/22, Ser. A	63,055	5,839,524
Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	31,835	3,478,292
Danaher Corp., 5.00%, 4/15/23, Ser. B	8,715	11,953,494

		21,271,310

Insurance—0.2%
Assurant, Inc., 6.50%, 3/15/21, Ser. D	20,430	2,621,373

Oil, Gas & Consumable Fuels—0.0%
Mesquite Energy, Inc., 6.50%, Ser. B(d)(e)(f)	213,230	2

	SHARES	VALUE

Oil, Gas & Consumable Fuels—continued
Nabors Industries Ltd., 6.00%, 5/1/21, Ser. A	15,975	$162,785

		162,787

Pharmaceuticals—0.2%
Elanco Animal Health, Inc., 5.00%, 2/1/23	53,480	2,469,172

Semiconductors—0.8%
Broadcom, Inc., 8.00%, 9/30/22, Ser. A	7,940	11,661,875

Telecommunications—0.4%
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23(a)(b)	5,110	5,883,552

TOTAL CONVERTIBLE PREFERRED STOCK
(Cost—$83,209,335)		89,321,535

	PRINCIPAL AMOUNT (000s)

CORPORATE BONDS & NOTES—0.1%

Oil, Gas & Consumable Fuels—0.1%
Cobalt International Energy, Inc., 7.75%, 12/1/23(c)	$4,647	90,524
Nabors Industries, Inc., 9.00%, 2/1/25(a)(b)	700	714,000

TOTAL CORPORATE BONDS & NOTES
(Cost—$3,709,586)		804,524

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

	PRINCIPAL AMOUNT (000s)	VALUE

Repurchase Agreements—3.9%
State Street Bank and Trust Co., dated 1/29/21, 0.00%, due 2/1/21, proceeds $56,855,000; collateralized by U.S. Treasury Bonds, 3.125%, due 5/15/48, valued at $57,992,175 including accrued interest (Cost—$56,855,000)	$56,855	$56,855,000

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN
(Cost—$1,263,213,124)-99.3%		1,431,389,265

TOTAL OPTIONS WRITTEN—(0.0)%
(premiums received-$446,548)(h)		(374,716)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
(Cost—$1,262,766,576)—99.3%		1,431,014,549

Other assets less other liabilities—0.7%		10,651,278

NET ASSETS—100.0%		$1,441,665,827

Notes to Schedule of Investments:

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $209,240,656, representing 14.5% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $209,240,656, representing 14.5% of net assets.

(c)	In default.
(d)	Fair-Valued—Security with a value of $2, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(e)	Perpetual maturity. The date shown, if any, is the next call date.
(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for options written.
(h)	Non-income producing.

Options written contracts outstanding at January 31, 2021:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Activision Blizzard, Inc.	105.00 USD	2/19/21	(204)	$2,142,000	$(7,854)	$(8,976)	$1,122
Adobe, Inc.	530.00 USD	2/19/21	(55)	2,915,000	(3,327)	(6,949)	3,622
Agilent Technologies, Inc.	145.00 USD	2/19/21	(149)	2,160,500	(3,725)	(5,066)	1,341
Alibaba Group Holding Ltd.	285.00 USD	2/19/21	(50)	1,425,000	(13,475)	(10,100)	(3,375)
Alphabet, Inc.	1,960.00 USD	2/19/21	(9)	1,764,000	(23,175)	(7,992)	(15,183)
Alphabet, Inc.	2,100.00 USD	2/19/21	(14)	2,940,000	(9,170)	(3,192)	(5,978)
Amazon.com, Inc.	3,640.00 USD	2/19/21	(5)	1,820,000	(12,438)	(10,225)	(2,213)
American Express Co.	135.00 USD	2/19/21	(73)	985,500	(1,971)	(7,738)	5,767

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
American Tower Corp.	240.00 USD	2/19/21	(160)	$3,840,000	$(34,800)	$(11,666)	$(23,134)
American Tower Corp.	250.00 USD	2/19/21	(160)	4,000,000	(12,000)	(3,650)	(8,350)
Apple, Inc.	150.00 USD	2/19/21	(148)	2,220,000	(15,318)	(18,055)	2,737
Apple, Inc.	160.00 USD	2/19/21	(223)	3,568,000	(10,593)	(14,717)	4,124
Bank of America Corp.	37.00 USD	2/19/21	(400)	1,480,000	(1,000)	(18,399)	17,399
Bank of America Corp.	40.00 USD	2/19/21	(600)	2,400,000	(1,200)	(7,800)	6,600
Broadcom, Inc.	500.00 USD	2/19/21	(48)	2,400,000	(6,000)	(12,383)	6,383
Broadcom, Inc.	520.00 USD	2/19/21	(48)	2,496,000	(3,120)	(5,184)	2,064
Cadence Design Systems, Inc.	155.00 USD	2/19/21	(100)	1,550,000	(2,750)	(6,500)	3,750
Citigroup, Inc.	72.50 USD	2/19/21	(127)	920,750	(635)	(6,858)	6,223
Citigroup, Inc.	75.00 USD	2/19/21	(255)	1,912,500	(1,147)	(8,099)	6,952
Home Depot, Inc.	305.00 USD	2/19/21	(200)	6,100,000	(12,200)	(8,800)	(3,400)
JPMorgan Chase & Co.	155.00 USD	2/19/21	(150)	2,325,000	(1,275)	(10,354)	9,079
JPMorgan Chase & Co.	165.00 USD	2/19/21	(230)	3,795,000	(2,415)	(4,370)	1,955
Lockheed Martin Corp.	395.00 USD	2/19/21	(134)	5,293,000	(741)	(15,811)	15,070
Lululemon Athletica, Inc.	390.00 USD	2/19/21	(25)	975,000	(3,225)	(6,325)	3,100
Marathon Petroleum Corp.	50.00 USD	2/19/21	(103)	515,000	(4,120)	(6,695)	2,575
Marathon Petroleum Corp.	55.00 USD	2/19/21	(206)	1,133,000	(2,575)	(3,090)	515
Mastercard, Inc.	360.00 USD	2/19/21	(47)	1,692,000	(3,266)	(11,891)	8,625
McDonald’s Corp.	230.00 USD	2/19/21	(72)	1,656,000	(2,772)	(5,184)	2,412
Microsoft Corp.	240.00 USD	2/19/21	(183)	4,392,000	(66,338)	(20,029)	(46,309)
Microsoft Corp.	255.00 USD	2/19/21	(183)	4,666,500	(15,830)	(7,784)	(8,046)
Morgan Stanley	85.00 USD	2/19/21	(190)	1,615,000	(950)	(10,070)	9,120
Nasdaq, Inc.	155.00 USD	2/19/21	(118)	1,829,000	(1,475)	(8,378)	6,903
Netflix, Inc.	580.00 USD	2/19/21	(25)	1,450,000	(13,063)	(16,672)	3,609
Netflix, Inc.	610.00 USD	2/19/21	(25)	1,525,000	(5,525)	(9,727)	4,202
NextEra Energy, Inc.	95.00 USD	2/19/21	(454)	4,313,000	(5,675)	(8,626)	2,951
NIKE, Inc.	160.00 USD	2/19/21	(76)	1,216,000	(1,102)	(2,584)	1,482
Norfolk Southern Corp.	290.00 USD	2/19/21	(80)	2,320,000	(1,016)	(4,760)	3,744
Nvidia Corp.	595.00 USD	2/19/21	(26)	1,547,000	(9,620)	(14,645)	5,025
Nvidia Corp.	630.00 USD	2/19/21	(32)	2,016,000	(6,240)	(9,152)	2,912
ResMed, Inc.	240.00 USD	2/19/21	(46)	1,104,000	(690)	(5,543)	4,853
Starbucks Corp.	115.00 USD	2/19/21	(85)	977,500	(680)	(3,570)	2,890
Synopsys Corp.	290.00 USD	2/19/21	(38)	1,102,000	(4,370)	(6,004)	1,634
Teradyne, Inc.	155.00 USD	2/19/21	(71)	1,100,500	(10,117)	(21,299)	11,182
Teradyne, Inc.	165.00 USD	2/19/21	(71)	1,171,500	(177)	(10,691)	10,514
Texas Instruments, Inc.	195.00 USD	2/19/21	(55)	1,072,500	(1,100)	(2,090)	990
Thermo Fisher Scientific, Inc.	570.00 USD	2/19/21	(47)	2,679,000	(11,398)	(7,661)	(3,737)

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Thermo Fisher Scientific, Inc.	590.00 USD	2/19/21	(70)	$4,130,000	$(10,325)	$(6,860)	$(3,465)
UnitedHealth Group, Inc.	390.00 USD	2/19/21	(57)	2,223,000	(1,824)	(7,948)	6,124
Veeva System, Inc.	310.00 USD	2/19/21	(30)	930,000	(5,775)	(5,340)	(435)
VeriSign, Inc.	220.00 USD	2/19/21	(42)	924,000	(3,150)	(3,948)	798
Visa, Inc.	225.00 USD	2/19/21	(78)	1,755,000	(1,989)	(7,098)	5,109

Total options written contracts					$(374,716)	$(446,548)	$71,832

The following table summarizes the market value of the Fund’s investments as of January 31, 2021, based on the inputs used to value them (See Note 1(b) in the Notes to Financial Statements):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/21
Investments in Securities - Assets
Common Stock	$893,183,031	—	—	$893,183,031
Convertible Bonds & Notes	—	$391,225,175	—	391,225,175
Convertible Preferred Stock:
Diversified Financial Services	2,560,352	4,246,570	—	6,806,922
Oil, Gas & Consumable Fuels	162,785	—	$2	162,787
Telecommunications	—	5,883,552	—	5,883,552
All Other	76,468,274	—	—	76,468,274
Corporate Bonds & Notes	—	804,524	—	804,524
Repurchase Agreements	—	56,855,000	—	56,855,000

	972,374,442	459,014,821	2	1,431,389,265

Investments in Securities - Liabilities
Options Written	(374,716)	—	—	(374,716)

Totals	$971,999,726	$459,014,821	$2	$1,431,014,549

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended January 31, 2021.

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

SCHEDULE OF INVESTMENTS (Continued)

January 31, 2021

The following is a summary of the Fund’s options contracts as presented in the Statements of Assets and Liabilities as of January 31, 2021:

Liability derivatives:
Options written, at value	$(374,716)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations as of January 31, 2021:

Net realized loss on:
Options written	$(3,218,230)

Net change in unrealized appreciation/depreciation of:
Options written	$(71,300)

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2021 was (10,399) call options written contracts.

The primary risk type associated with these options contracts is equity risk.

Glossary:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 2021

	Virtus AllianzGI Diversified Income & Convertible Fund	Virtus AllianzGI Equity & Convertible Income Fund
Assets:
Investments, at value (cost: $395,594,647 and $695,671,951, respectively)	$473,914,011	$856,418,066
Cash	127,671	579,689
Interest and dividends receivable	1,443,750	777,761
Receivable for investments sold	2,890,058	9,086,208
Investments in Affiliated Funds—Trustees Deferred Compensation Plan (see Note 4)	51,099	127,838
Prepaid expenses and other assets	18,477	10,602

Total Assets	478,445,066	867,000,164

Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	—
Payable for investments purchased	6,097,556	9,400,737
Dividends payable to shareholders	1,729,105	—
Options written, at value (premiums received: $55,985 and $299,222, respectively)	36,052	193,320
Loan interest payable	869,807	—
Investment management fees payable	364,181	667,089
Interest payable on mandatory redeemable preferred shares	96,055	—
Trustees Deferred Compensation Plan payable (see Note 4)	51,099	127,838
Accrued expenses	302,307	161,787
Mandatory redeemable preferred shares (see Note 7)	30,000,000	—

Total Liabilities	114,546,162	10,550,771

Net Assets Applicable to Common Shareholders	$363,898,904	$856,449,393

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$104	$277
Paid-in-capital in excess of par	252,170,238	671,079,307

Total distributable earnings (accumulated losses)	111,728,562	185,369,809

Net Assets Applicable to Common Shareholders	$363,898,904	$856,449,393

Common Shares Issued and Outstanding	10,353,920	27,708,965

Net Asset Value Per Common Share	$35.15	$30.91

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

JANUARY 31, 2021

Virtus Dividend, Interest & Premium Strategy Fund
Assets:
Investments, at value (cost: $1,263,213,124)	$1,431,389,265
Cash	901,383
Receivable for investments sold	11,713,672
Interest and dividends receivable	1,744,535
Investments in Affiliated Funds—Trustees Deferred Compensation Plan (see Note 4)	282,254
Prepaid expenses and other assets	16,916

Total Assets	1,446,048,025

Liabilities:
Payable for investments purchased	2,480,491
Investment management fees payable	1,011,768
Options written, at value (premiums received: $446,548)	374,716
Trustees Deferred Compensation Plan payable (see Note 4)	282,254
Accrued expenses	232,969

Total Liabilities	4,382,198

Net Assets Applicable to Common Shareholders	$1,441,665,827

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$948
Paid-in-capital in excess of par	1,276,955,614

Total distributable earnings (accumulated losses)	164,709,265

Net Assets Applicable to Common Shareholders	$1,441,665,827

Common Shares Issued and Outstanding	94,801,581

Net Asset Value Per Common Share	$15.21

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

YEAR ENDED JANUARY 31, 2021

	Virtus AllianzGI Diversified Income & Convertible Fund	Virtus AllianzGI Equity & Convertible Income Fund
Investment Income:
Interest	$5,511,725	$2,504,034
Dividends	2,707,996	7,080,613
Miscellaneous	4,281	4,938

Total Investment Income	8,224,002	9,589,585

Expenses:
Investment management	3,894,483	7,353,295
Loan interest	2,299,659	—
Dividends on mandatory redeemable preferred shares	1,302,001	—
Excise tax	155,959	—
Custodian and accounting agent	127,051	139,221
Audit and tax services	88,303	79,317
Legal	67,002	58,072
Transfer agent	31,172	25,018
Shareholder communications	30,863	74,265
Trustees	28,233	73,419
Miscellaneous	57,346	54,312

Total Expenses	8,082,072	7,856,919

Net Investment Income	141,930	1,732,666

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	52,160,850	53,077,481
Options written	(189,694)	(877,741)
Net change in unrealized appreciation/depreciation of:
Investments	79,565,084	154,969,915
Options written	5,842	15,103

Net realized and change in unrealized gain	131,542,082	207,184,758

Net Increase in Net Assets Resulting from Investment Operations	$131,684,012	$208,917,424

See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED JANUARY 31, 2021

Virtus Dividend, Interest & Premium Strategy Fund
Investment Income:
Dividends (net of foreign withholding taxes of $92,233)	$20,388,667
Interest	4,256,133
Miscellaneous	34,610

Total Investment Income	24,679,410

Expenses:
Investment management	11,630,883
Custodian and accounting agent	193,289
Audit and tax services	92,094
Shareholder communications	137,014
Legal	153,828
Transfer agent	25,018
Trustees	128,158
Miscellaneous	107,924

Total Expenses	12,468,208

Net Investment Income	12,211,202

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	47,826,588
Options written	(3,218,230)
Net change in unrealized appreciation/depreciation of:
Investments	110,423,617
Options written	(71,300)

Net realized and change in unrealized gain	154,960,675

Net Increase in Net Assets Resulting from Investment Operations	$167,171,877

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Virtus AllianzGI Diversified Income & Convertible Fund
	Year ended January 31, 2021	Year ended January 31, 2020
Investment Operations:
Net investment income	$141,930	$1,143,744
Net realized gain	51,971,156	26,883,283
Net change in unrealized appreciation/depreciation	79,570,926	21,213,798

Net increase in net assets resulting from investment operations	131,684,012	49,240,825

Total Distributions to Common Shareholders	(24,643,883)	(20,701,709)

Common Share Transactions:
Reinvestment of dividends and distributions	134,324	865,275

Net increase in net assets	107,174,453	29,404,391

Net Assets:
Beginning of year	256,724,451	227,320,060

End of year	$363,898,904	$256,724,451

Shares Outstanding Activity:
Shares outstanding, beginning of year	10,348,562	10,311,385
Shares reinvested	5,358	37,177

Shares outstanding, end of year	10,353,920	10,348,562

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Virtus AllianzGI Equity & Convertible Income Fund
	Year ended January 31, 2021	Year ended January 31, 2020
Investment Operations:
Net investment income	$1,732,666	$4,861,533
Net realized gain	52,199,740	42,915,719
Net change in unrealized appreciation/depreciation	154,985,018	59,675,373

Net increase in net assets resulting from investment operations	208,917,424	107,452,625

Total Distributions to Shareholders	(42,117,627)	(42,117,626)

Net increase in net assets	166,799,797	65,334,999

Net Assets:
Beginning of year	689,649,596	624,314,597

End of year	$856,449,393	$689,649,596

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Virtus Dividend, Interest & Premium Strategy Fund
	Year ended January 31, 2021	Year ended January 31, 2020
Investment Operations:
Net investment income	$12,211,202	$22,868,466
Net realized gain	44,608,358	67,872,643
Net change in unrealized appreciation/depreciation	110,352,317	72,683,949

Net increase in net assets resulting from investment operations	167,171,877	163,425,058

Distribution to Shareholders from:
Distributable earnings	(58,345,486)	(85,321,423)
Return of Capital	(26,975,937)	—

Total Distributions to Shareholders	(85,321,423)	(85,321,423)

Net increase in net assets	81,850,454	78,103,635

Net Assets:
Beginning of year	1,359,815,373	1,281,711,738

End of year	$1,441,665,827	$1,359,815,373

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND*

For the Year Ended January 31, 2021
Increase (Decrease) in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$131,684,012

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(481,260,153)
Proceeds from sales of long-term investments	495,401,614
Sales of short-term portfolio investments, net	4,554,749
Net change in unrealized appreciation/depreciation	(79,570,926)
Net amortization/accretion on investments	94,043
Net realized gain	(51,971,156)
Increase in payable for investments purchased	1,296,181
Proceeds from sale of written options	948,884
Payments to cover written options	(1,133,250)
Increase in investments in Affiliated Funds—Trustees Deferred Compensation Plan	(9,245)
Increase in Trustees Compensation Plan payable	9,245
Decrease in receivable for investments sold	3,900,981
Decrease in interest and dividends receivable	242,715
Increase in prepaid expenses	(1,824)
Increase in investment management fees payable	63,748
Increase in accrued expenses	232,278
Decrease in loan interest payable	(65,134)

Net cash provided by operating activities	24,416,762

Cash Flows used for Financing Activities:
Cash dividends paid	(24,508,663)

Net cash used for financing activities	(24,508,663)

Net decrease in cash	(91,901)

Cash:
Beginning of year	219,572

End of year	$127,671

Supplemental Disclosure of Cash Flow Information:
Cash Paid for Interest	$2,364,793
Cash Paid for Dividends to Mandatory Redeemable Preferred Shares	$1,302,000

*	A Statement of Cash Flows is not required for Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund.

See Notes to Financial Statements

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a common share outstanding throughout each period^)

	Year ended January 31,
	2021		2020	2019		2018		2017
Net asset value, beginning of year	$24.81		$22.05	$23.88		$21.59		$18.91

Investment Operations:
Net investment income(1)	0.01		0.11	0.16		0.29		0.39
Net realized and change in unrealized gain (loss)	12.71		4.65	0.01		4.00		4.21

Total from investment operations	12.72		4.76	0.17		4.29		4.60

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.19)		(0.42)	(0.95)		(0.44)		(0.51)
Net realized gains	(1.19)		(1.58)	(1.05)		(1.56)		(1.49)

Total dividends and distributions to common shareholders	(2.38)		(2.00)	(2.00)		(2.00)		(2.00)

Common Share Transactions:
Accretion to net asset value resulting from share repurchases	—		—	—		—		0.08

Net asset value, end of year	$35.15		$24.81 (2)	$22.05		$23.88		$21.59

Market price, end of year	$32.25		$25.22	$21.29		$22.40		$19.49

Total Investment Return(3)	40.11%		29.04%	3.89%		26.13%		32.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$363,899		$256,724	$227,320		$245,382		$221,849
Ratio of expenses to average net assets, including interest expense(4)(5)	2.84	%(6)	3.32%	3.40	%(6)	3.36	%(6)	3.48	%(6)
Ratio of expenses to average net assets, excluding interest expense(4)(5)	2.03	%(6)	2.14%	2.20	%(6)	2.26	%(6)	2.34	%(6)
Ratio of net investment income to average net assets	0.05	%(6)	0.47%	0.72	%(6)	1.30	%(6)	1.90	%(6)
Mandatory redeemable preferred shares asset coverage per share	$327		$238	$214		$229		$209
Portfolio turnover rate	128%		120%	105%		154%		196%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the year.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(4)	Interest expense relates to participation in Senior Secured Notes and Margin Loan Financing (See Note 7 and Note 8).
(5)	Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.
(6)	Inclusive of excise tax expense of 0.05%, 0.06%, 0.07% and 0.01% for the years ended January 31, 2021, January 31, 2019, January 31, 2018 and January 31, 2017, respectively.

See Notes to Financial Statements

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period^)

	Year ended January 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$24.89	$22.53	$24.51		$21.54	$19.90

Investment Operations:
Net investment income(1)	0.06	0.18	0.19		0.40	0.41
Net realized and change in unrealized gain (loss)	7.48	3.70	(0.65)		4.09	2.75

Total from investment operations	7.54	3.88	(0.46)		4.49	3.16

Dividends and Distributions to Shareholders from:
Net investment income	(0.09)	(0.20)	(0.93)		(0.43)	(0.54)
Net realized gains	(1.43)	(1.32)	(0.59)		(1.09)	(0.98)

Total dividends and distributions to shareholders	(1.52)	(1.52)	(1.52)		(1.52)	(1.52)

Net asset value, end of year	$30.91	$24.89 (2)	$22.53		$24.51	$21.54

Market price, end of year	$27.78	$23.14	$20.52		$22.08	$19.03

Total Investment Return(3)	28.21%	20.83%	(0.25)%		24.96%	21.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$856,449	$689,650	$624,315		$679,241	$596,911
Ratio of expenses to average net assets	1.07%	1.07%	1.13	%(4)	1.07%	1.08%
Ratio of net investment income to average net assets	0.24%	0.74%	0.83	%(4)	1.80%	1.94%
Portfolio turnover rate	85%	50%	81%		99%	90%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the year.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(4)	Inclusive of excise tax expense of 0.07% for the year ended January 31, 2019.

See Notes to Financial Statements

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period^)

	Year ended January 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.34	$13.52	$15.32	$14.72	$13.59

Investment Operations:
Net investment income(1)	0.13	0.24	0.27	0.30	0.35
Net realized and change in unrealized gain (loss)	1.64	1.48	(1.17)	1.43	1.98

Total from investment operations	1.77	1.72	(0.90)	1.73	2.33

Dividends and Distributions to Shareholders from:
Net investment income	(0.13)	(0.26)	(0.71)	(0.30)	(0.37)
Net realized gains	(0.48)	(0.64)	—	—	—
Return of capital	(0.29)	—	(0.19)	(0.83)	(0.83)

Total dividends and distributions to shareholders	(0.90)	(0.90)	(0.90)	(1.13)	(1.20)

Net asset value, end of year	$15.21	$14.34	$13.52	$15.32	$14.72

Market price, end of year	$13.28	$13.09	$11.90	$13.52	$13.03

Total Investment Return(2)	9.71%	18.17%	(5.42)%	12.92%	24.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,441,666	$1,359,815	$1,281,712	$1,452,585	$1,395,116
Ratio of expenses to average net assets	0.96%	0.96%	0.95%	0.97%	1.01%
Ratio of net investment income to average net assets	0.94%	1.73%	1.87%	2.03%	2.42%
Portfolio turnover rate	104%	76%	50%	85%	39%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average shares outstanding during the year.
(2)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2021

1. Organization and Significant Accounting Policies

Virtus AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), Virtus AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and Virtus Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, together, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, August 20, 2003 and December 12, 2006, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 28, 2005, and, February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

During the reporting period, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) served as the Funds’ investment manager through January 31, 2021 (see Note 9 for more information). AllianzGI U.S. is an indirect “wholly-owned” subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. Effective February 1, 2021, following shareholder approval of new investment advisory agreements, Virtus Investment Advisers, Inc. (“VIA”), an indirect, wholly-owned subsidiary of Virtus Investment Partners (“Virtus”), became the Funds’ investment adviser and manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers. AllianzGI U.S. became the sole sub-adviser to Diversified Income & Convertible and Equity & Convertible Income. AllianzGI U.S. and NFJ Investment Group, LLC, (“NFJ Investments”) became sub-advisers to Dividend, Interest & Premium Strategy. NFJ Investments is a newly organized, indirect wholly-owned subsidiary of Virtus. Additionally, Virtus Fund Services, LLC., an indirect, wholly owned subsidiary of Virtus, became the administrator for each Fund. These changes are referred to herein collectively as the “Transition.” Please see Note 9 below.

Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees of each Fund (together, the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds during the reporting period. In connection with the Transition, starting February 1, 2021, the Funds have been operating pursuant to the valuation policies and procedures used by other VIA-sponsored registered funds, which differ in certain respects from the Funds’ preexisting policies and procedures. Please see Note 9 for additional information regarding the Transition.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

(a)	Valuation of Investments During the Reporting Period

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at net asset value (“NAV”) as reported on each business day, and under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial instruments, such as derivatives, in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Funds’ Valuation Committee may be selected, or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Funds is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b)	Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

• Level 1 –	quoted prices in active markets for identical investments that the Funds have the ability to access

• Level 2 –

valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

• Level 3 –

valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2021 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

(d)	Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2021, the Investment Manager has concluded that there are no significant uncertain tax positions that would require recognition in the Funds’ financial statements. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e)	Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Dividend, Interest & Premium Strategy and Equity & Convertible Income declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f)	Convertible Securities

The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

(g)	Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h)	Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i)	Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Dividend, Interest & Premium Strategy and Equity & Convertible Income do not require a Statement of Cash Flows.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

(j)	Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k)	Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of January 31, 2021, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(l)	Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m)	Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

The Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(n)	New Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (“ASU”), No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Adviser or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out each Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the respective associated disruptions could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, the Funds have entered into a credit agreement. In connection with their use of leverage as well as their investment activities, the Funds may have exposure to the LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will liquidate in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognizes changes in fair value through the Fund’s Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option	Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager & Deferred Compensation

Investment Manager. During the reporting period, each Fund had in place an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager was responsible for managing the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income paid the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy paid the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Dividend, Interest & Premium Strategy and Equity & Convertible Income define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). Effective February 1, 2021, each Fund entered into new investment advisory agreements with VIA, and VIA, in turn, entered into subadvisory agreements with AllianzGI U.S. with respect to each Fund and, with respect to NFJ, NFJ Investments. Please see Note 9 for additional information.

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

5. Investments in Securities

For the year ended January 31, 2021, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales

Diversified Income & Convertible	$481,260,153	$493,942,248

Equity & Convertible Income	599,923,052	660,700,647

Dividend, Income & Premium Strategy	1,302,009,339	1,400,844,286

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2021			Year ended January 31, 2020
	Ordinary Income(1)	20% Long- Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long- Term Capital Gain	25% Long- Term Capital Gain

Diversified Income & Convertible	$24,437,972	$205,911	—	$20,701,709	—	—

Equity & Convertible Income	33,603,022	8,514,605	—	24,401,959	$60,919,464	—

Dividend, Interest & Premium Strategy	37,593,542	20,751,944	$26,975,937	39,294,743	2,810,828	$12,055

(1)	Includes short-term capital gains, if any.

At January 31, 2021, the components of distributable earnings were as follows.

	Ordinary Income	20% Long-Term Capital Gain	Capital Loss Carryforwards(2)

Diversified Income & Convertible	$36,405,983	—	—

Equity & Convertible Income	32,469,312	—	$5,841,063

Dividend, Interest & Premium Strategy	—	—	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

At January 31, 2021, capital loss carryforward amounts were:

	No Expiration(3)
	Short-Term	Long-Term

Equity & Convertible Income	—	$5,841,063

(3)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

For the year ended January 31, 2021, the Funds utilized the following amounts of capital loss carryforwards:

	Post-Enactment Utilized
	Short-Term	Long-Term

Equity & Convertible Income	—	$4,117,651

For the year ended January 31, 2021, permanent “book-tax” adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par	Unrealized Appreciation (Depreciation)

Diversified Income & Convertible(a)(c)(d)(e)(g)	$1,223,690	$(1,060,679)	$(155,959)	$(7,052)

Equity & Convertible Income(a)(c)(d)	497,580	(456,059)	—	(41,521)

Dividend, Interest & Premium Strategy(a)(b)(c)(d)(f)	1,433,366	(1,237,513)	(981)	(194,872)

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of contingent debt
(b)	Reclassification from sales of securities with return of capital
(c)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(d)	Section 305 sales adjustment
(e)	Non-deductible excise tax
(f)	Reclassification due to investments in partnerships
(g)	Treatment of bond premium amortization

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2021, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis(4)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)

Diversified Income & Convertible	$396,418,655	$86,981,388	$9,522,084	$77,459,304

Equity & Convertible Income	695,405,058	168,756,723	7,937,035	160,819,688

Dividend, Interest & Premium Strategy	1,262,807,523	213,192,536	44,985,510	168,207,026

(4)

Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals, Section 305 adjustments, basis adjustments from investments in partnerships, and differing treatment of bond premium amortization.

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. On May 14, 2020, Fitch downgraded the ratings assigned to the senior secured notes to AA and placed the notes on Rating Watch Negative (“RWN”). On the same date, the MRPS were placed on RWN. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. For a portion of its borrowings, Diversified Income & Convertible continues to maintain short-term borrowings under the Margin Loan Financing described in Note 8 at variable interest rates.

Mandatory	Redeemable Preferred Shares

At January 31, 2021, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at January 31, 2021:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

The fair value of the MRPS are estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as interest payable on mandatory redeemable preferred shares. For the year ended January 31, 2021, Diversified Income & Convertible paid $1,302,000 in dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing. If the Fund’s asset coverage is insufficient, it may be required to redeem some or all of the MRPS. No such mandatory redemption had been triggered as of the end of the most recent fiscal period.

Senior	Secured Notes

At January 31, 2021, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,975,397 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2021:

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

The fair value of the senior secured notes are estimated to be their carrying amount. The senior secured notes are categorized as Level 2 within the fair value hierarchy.

With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. As of the end of the most recent fiscal period, no such breach had occurred. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At January 31, 2021, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rates charged at January 31, 2021, was 1.100%. During the year ended January 31, 2021, the weighted average daily balance outstanding was $25,000,000 at the weighted average interest rate of 1.417%. With respect to the margin loan financing, loan interest expense of $324,262 is included in the Diversified Income & Convertible’s Statement of Operations. The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in the Fund’s custody account and are denoted in the Fund’s Schedule of Investments.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

NOTES TO FINANCIAL STATEMENTS (Continued)

JANUARY 31, 2021

Transition:

Effective February 1, 2021, following shareholder approval of new investment advisory agrements, VIA or an affiliate of VIA became the investment adviser and administrator to the Funds upon the closing of the Transition. AllianzGI U.S. became the sole sub-adviser to Diversified Income & Convertible and Equity & Convertible Income, while AllianzGI U.S. and NFJ Investments became sub-advisers to Dividend, Interest & Premium Strategy. NFJ Investments is a newly organized, wholly owned subsidiary of Virtus.

On the effective date of the transition, VIA has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023. Following the contractual period, VIA may discontinue these expense reimbursement arrangements at any time. The reimbursements are calculated daily and received monthly.

Fund Name	Expense Limit

Diversified Income & Convertible	0.17%

Equity & Convertible Income	0.07%

Dividend, Interest & Premium Strategy	0.06%

The exceptions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares or borrowings, taxes, extraordinary, unusual or infrequently occurring expenses, costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any.

Also on the effective date of the transition, the Funds’ adopted an amended valuation policy, which changes the pricing methodology for debt instruments and options.

Distributions:

On February 1, 2021, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable March 1, 2021 to common shareholders of record on February 11, 2021.

On March 1, 2021, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable April 1, 2021 to common shareholders of record on March 11, 2021.

On March 5, 2021, the following quarterly distributions were declared to shareholders, payable March 26, 2021 to shareholders of record on March 15, 2021:

Equity & Convertible Income $0.38 per share

Dividend, Interest & Premium Strategy $0.225 per share

Changes to the Board of Trustees:

Effective February 1, 2021, (i) Erick R. Holt resigned his position as a Trustee of the Funds, (ii) George R. Aylward and Philip McLoughlin became Trustees of the Funds, and (iii) Brian T. Zino became an advisory Trustee of each Fund.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund (collectively referred to as the “Funds”) as of January 31, 2021, the related statements of operations and the statement of cash flows of Virtus AllianzGI Diversified Income & Convertible Fund for the year ended January 31, 2021, the statements of changes in net assets for each of the two years in the period ended January 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of each of their operations and cash flows of Virtus AllianzGI Diversified Income & Convertible Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2021 and each of the financial highlights for each of the five years in the period ended January 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 29, 2021

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

FEDERAL INCOME TAX INFORMATION (Unaudited)

JANUARY 31, 2021

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the period ended January 31, 2021, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

20% Long-Term Capital Gain

Diversified Income & Convertible	$205,911

Equity & Convertible Income	8,514,605

Dividend, Interest & Premium Strategy	20,751,944

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2021, are designated as “qualified dividend income” (or the maximum amount allowable):

Diversified Income & Convertible	6.72%

Equity & Convertible Income	20.17%

Dividend, Interest & Premium Strategy	47.81%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2021, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Diversified Income & Convertible	6.57%

Equity & Convertible Income	19.84%

Dividend, Interest & Premium Strategy	45.00%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2021. In January 2022, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2021. The amount that will be reported will be the amount to use on the shareholders’ 2021 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2021. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss.

Principal Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. It is expected that substantially all of the Fund’s debt instruments and a substantial portion of its convertible securities will consist of securities rated below investment grade or unrated but determined by AllianzGI U.S. to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund also expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio. The Fund may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions, with respect to up to approximately 70% of the value of each position.

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of convertible securities, income-producing equity securities and income-producing debt and other instruments of varying maturities. For purposes of this policy, “income-producing equity securities” include, among other instruments, dividend-paying common and preferred stocks.

The Fund will normally invest at least 50% of its managed assets in convertible securities.

The Fund currently does, but is not required to, maintain leverage in the form of preferred shares, borrowed money and issued debt securities.

Principal Risks:

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.

Limited Term: The Fund will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

No Guarantee: There is no guarantee that the Fund will meet its objective.

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.

Principal Strategies:

The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component. The extent of the Fund’s use of this options strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.

The percentage of the Fund’s total assets represented by each Component is expected to vary based on relative investment performance and the subadviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of the Fund (taken as a whole) will vary according to the level of total assets allocated to each Component. The subadviser will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.

The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities.

Principal Risks:

Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.

No Guarantee: There is no guarantee that the Fund will meet its objective.

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.

Principal Strategies:

The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund employs a strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component.

On an annual basis, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Fund’s subadvisers will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation is adjusted back to a point within its range in relative percentages determined by the subadvisers. In addition, the subadvisers may, but are not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year. The weighting of the Components may otherwise vary significantly from the enumerated ranges from time to time.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums. The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality.

The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”).

Principal Risks:

Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.

Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on equity indexes. There are several risks associated with transactions in options on indexes. As the writer of a call option, the Fund retains the risk of loss should the price of the underlying index decline.

Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.

MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

No Guarantee: There is no guarantee that the Fund will meet its objective.

IMPORTANT NOTICE TO SHAREHOLDERS

Changes to Portfolio Management teams:

Effective February 1, 2021, (i) Justin Kass, CFA, managing director at AllianzGI U.S., became the lead portfolio manager of Dividend, Interest & Premium Strategy, (ii) Jeffrey Parker, CFA, managing director at AllianzGI U.S., who had served as the lead portfolio manager of Dividend, Interest & Premium Strategy ceased to serve as portfolio manager and (iii) Kris Marca, CFA, director at NFJ Investments, an affiliate of VIA, became a portfolio manager of Dividend, Interest & Premium Strategy. Mr. Marca was a vice president with AllianzGI U.S. through January 31, 2021 and previously served as a long-tenured, senior investment analyst on the Value Equity team. He has been working alongside the investment team since he joined AllianzGI in 2011 and has 17 years of investment-industry experience.

SHAREHOLDER MEETING RESULTS (Unaudited)

RESULTS OF ANNUAL SHAREHOLDERS MEETING

JULY 9, 2020

The Funds held their annual meeting of shareholders on July 9, 2020. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of F. Ford Drummond	10,102,638	257,771
Election of Thomas J. Fuccillo†	10,194,710	165,700
Election of James S. MacLeod	10,112,515	247,893

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan and Deborah A. DeCotis, and Messrs. Erick R. Holt†, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Davey S. Scoon and Alan Rappaport continued to serve as Trustees of the Fund.

† Interested Trustee

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of Sarah E. Cogan	75,068,666	12,618,694
Election of F. Ford Drummond	75,007,666	12,679,691
Election of Alan Rappaport	74,989,445	12,697,912
Election of Davey S. Scoon	74,969,819	12,717,538

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Thomas J. Fuccillo†, Erick R. Holt†, James A. Jacobson, Hans W. Kertess, James S. MacLeod and William B. Ogden, IV continued to serve as Trustees of the Fund.

† Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of Hans W. Kertess	22,607,139	2,165,945
Election of William B. Ogden, IV	22,621,033	2,152,050
Election of Alan Rappaport	22,651,433	2,121,650
Election of Davey S. Scoon	22,703,576	2,069,508

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan and Ms. Deborah A. DeCotis, and Messrs. F. Ford Drummond, Thomas J. Fuccillo†, Erick R. Holt†, James A. Jacobson, and James S. MacLeod continued to serve as Trustees of the Fund.

† Interested Trustee

SHAREHOLDER MEETING RESULTS (Unaudited) (Continued)

RESULTS OF SPECIAL SHAREHOLDER MEETING

DECEMBER 23, 2020

At a special meeting of shareholders of Virtus AllianzGI Diversified Income & Convertible Fund (known at the time as AllianzGI Diversified Income & Convertible Fund), Virtus Dividend, Interest & Premium Strategy Fund (known at the time as AllianzGI Dividend, Interest & Premium Strategy Fund) and Virtus AllianzGI Equity & Convertible Fund (known at the time as AllianzGI Equity & Convertible Fund) (together, the “Funds”) held on December 23, 2020, shareholders voted on the following proposals:

Virtus AllianzGI Diversified Income & Convertible Fund (known at the time as AllianzGI Diversified Income & Convertible Fund)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve an new Investment Advisory Agreement between the Fund and VIA.	6,197,321 92.74% of Shares Voted, with more than 50% of the Shares present or represented by proxy	158,069 2.37% of Shares Voted, with more than 50% of the Shares present or represented by proxy	327,037 4.89% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new Subadvisory Agreement by and among the Fund, VIA, and AllianzGI U.S.	6,182,921 92.53% of Shares Voted, with more than 50% of the Shares present or represented by proxy	173,336 2.59% of Shares Voted, with more than 50% of the Shares present or represented by proxy	326,170 4.88% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Virtus Dividend, Interest & Premium Strategy Fund (known at the time as AllianzGI Dividend, Interest & Premium Strategy Fund)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve an new Investment Advisory Agreement between the Fund and VIA.	43,586,593 88.55% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,291,310 2.62% of Shares Voted, with more than 50% of the Shares present or represented by proxy	4,346,056 8.83% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2A: Approval of a new Subadvisory Agreement by and among the Fund, VIA, and AllianzGI U.S.	43,516,895 88.41% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,323,908 2.69% of Shares Voted, with more than 50% of the Shares present or represented by proxy	4,383,156 8.90% of Shares Voted, with more than 50% of the Shares present or represented by proxy

SHAREHOLDER MEETING RESULTS (Unaudited) (Continued)

RESULTS OF SPECIAL SHAREHOLDER MEETING

DECEMBER 23, 2020

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 2B: Approval of a new Subadvisory Agreement by and among the Fund, VIA and NFJ Investments	43,523,837 88.42% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,345,482 2.73% of Shares Voted, with more than 50% of the Shares present or represented by proxy	4,354,640 8.85% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Virtus AllianzGI Equity& Convertible Income Fund (known at the time as AllianzGI Equity & Convertible Income Fund)

	VOTES FOR	VOTES AGAINST	ABSTAIN
Proposal 1: To approve an new Investment Advisory Agreement between the Fund and VIA.	12,214,794 79.95% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,432,893 9.38% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,629,637 10.67% of Shares Voted, with more than 50% of the Shares present or represented by proxy

Proposal 2: To approve a new Subadvisory Agreement by and among the Fund, VIA, and AllianzGI U.S.	12,189,192 79.79% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,440,636 9.43% of Shares Voted, with more than 50% of the Shares present or represented by proxy	1,647,496 10.78% of Shares Voted, with more than 50% of the Shares present or represented by proxy

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited)

At meetings held on August 20 and August 27, 2020 by the Contracts Committee (the “Committee”) of the Boards of Trustees of the Funds (the “Boards”), the Trustees who are not interested persons of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”) considered proposed advisory and subadvisory agreements in connection with the proposed strategic partnership between Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the then-current investment adviser to each Fund, and Virtus Investment Partners, Inc. (together with its affiliates, “Virtus”), pursuant to which Virtus companies would become, subject to certain shareholder approvals and additional terms and conditions, the investment adviser and administrator for the Funds (the “Transition”). In addition, in connection with the Transition, AllianzGI U.S. would continue to provide portfolio management services in a sub-advisory capacity for Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and a portion of the assets of Virtus Dividend, Interest & Premium Strategy Fund, and NFJ Investment Group LLC, a newly-formed affiliate of Virtus (the “Virtus Value Equity Subadviser”), would sub-advise a sleeve of the portfolio of Virtus Dividend, Interest & Premium Strategy Fund. On August 31, 2020, the Boards approved advisory agreements between each Fund and Virtus Investment Advisers, Inc. (“VIA”) (the “Advisory Agreements”) and subadvisory agreements between VIA and AllianzGI U.S. or the Virtus Value Equity Subadviser (the “Subadvisory Agreements”, and together with the Advisory Agreements, the “Agreements”), as further discussed below.

In evaluating the Agreements, the Independent Trustees considered how the Transition was expected to impact the Funds and considered the representations from Virtus and AllianzGI U.S. regarding the potential benefits of their strategic partnership with respect to the Funds. The Independent Trustees inquired whether Virtus and AllianzGI U.S. had specific plans for the future structure of the Funds, whether they planned to propose to eliminate any Funds, and whether there were plans to change the fees or expense structure of any of the Funds. The Independent Trustees considered in this regard that following the Transition there would be no changes planned to the organizational structure of each Fund. They also considered that Virtus had agreed to contractually limit each Fund’s total operating expenses so that, on a net basis, such expenses would be equal to or lower than total expenses prior to the Transition for at least two years following the effective date of the Transition.

In addition, the Independent Trustees considered the following in connection with their consideration of the Agreements: (1) the nature, extent, and quality of the services expected to be provided by Virtus, AllianzGI U.S. and/or the Virtus Value Equity Subadviser, as applicable; and (2) the fairness of the Agreements.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services, the Independent Trustees considered the following, among other factors: (1) Virtus’ experience as a manager of managers of the Virtus funds whose portfolios are managed by subadvisers; (2) the experience of key Virtus personnel responsible for oversight of the Funds; (3) the experience of Virtus affiliates in providing administrative and other services, including its oversight of third-party service providers; (4) the quality of the services provided by Virtus affiliates to the Virtus funds and the performance history and third-party rankings of those funds; (5) Virtus’ risk management program, including with respect to enterprise, operational and other risks; and (6) Virtus’ representations regarding the soundness of Virtus’ financial condition and its relationship to a large financial services enterprise.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited) (Continued)

Fairness

With respect to the fairness of the Agreements, the Independent Trustees considered the following, among other matters: (1) the projected profitability of Virtus affiliates from their potential relationship with each Fund; (2) the projected profitability of AllianzGI U.S. and the Virtus Value Equity Subadviser, as applicable, related to becoming a subadviser to a Fund; (3) the pro forma expenses of each Fund following the Transition, including reflecting any proposed changes in service providers to the Funds; (4) the extent to which economies of scale might be realized as each Fund grows and any potential reduction in expenses associated with being part of a larger fund complex; (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund; and (6) any potential “fall-out” benefits from the relationships of Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser with the Funds, such as reputational value derived from serving as the adviser or subadviser to the Funds, as applicable. In considering the estimate of the projected profitability of Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser from their relationships with each Fund, as applicable, the Boards determined that such profitability was not excessive in light of the nature, scope and quality of services expected to be provided.

Other Factors

In unanimously approving and recommending shareholder approval of the Agreements, the Independent Trustees concluded, as considered in the context of AllianzGI U.S’s representation that it is exiting the U.S. fund business (except as a subadviser), that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination in the exercise of their business judgment, the Independent Trustees considered the following factors, among others, in addition to those noted above:

(1)

the terms of the proposed new investment advisory agreements for the Funds (together, the “Proposed Investment Advisory Agreements”) are substantially similar in all material respects to those of the Funds’ investment management agreements with AllianzGI U.S., which were approved by the Boards and Independent Trustees on June 25, 2020 (together, the “Prior IMAs”);

(2)	the various potential benefits of the Transition to the shareholders of each Fund;

(3)

the investment and performance oversight process used by Virtus under its multi-manager model under which it contracts with and oversees affiliated and unaffiliated subadvisers, and its ability to adequately and effectively oversee and perform due diligence on those subadvisers, including AllianzGI U.S. and the Virtus Value Equity Subadviser;

(4)

the structure of the Virtus Value Equity Subadviser as an affiliated manager of Virtus and its access to resources, including Virtus’ investment oversight capabilities, trading and compliance infrastructure;

(5)	the compliance history of Virtus and AllianzGI U.S. and their respective compliance programs, including Virtus’ oversight of the compliance programs of the subadvisers it employs;

(6)

the adequacy of Virtus’ resources to service the Funds, as compared with the resources of AllianzGI U.S., including Virtus’ resources with respect to its investment oversight, legal, compliance, valuation, fund administration and accounting functions, and its commitment to add additional resources to support those areas as necessary with the addition of the Funds to the Virtus fund complex, in connection with and following the Transition;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited) (Continued)

(7)

the experience of Virtus in managing leverage for open-end and closed-end funds, including its experience with the related compliance issues and testing involved in managing leverage as well as Virtus’ experience dealing with activists in the closed-end funds that they currently manage or have managed;

(8)	the impact on the continued use of leverage on the Funds’ advisory fees which are based on total managed assets and the inherent conflicts involved with the use of leverage;

(9)	there would be no proposed changes to each Fund’s principal investment objectives and strategies as a direct result of the Transition;

(10)	the performance of the Funds relative to comparable funds and unmanaged indices, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(11)

the continuity of the portfolio managers for each of the Funds, the representations from Virtus to AllianzGI U.S. as to the length and terms of the sub-advisory relationship as reflected in the strategic partnership agreement between AllianzGI U.S. and Virtus (the “Strategic Partnership Agreement”), and any impact of the subadvisory arrangements on the retention of those portfolio managers by AllianzGI U.S. or the Virtus Value Equity Subadviser;

(12)	the advisory fees under the Proposed Investment Advisory Agreements are identical to those paid under the Prior IMAs;

(13)

information provided by AllianzGI U.S. and Virtus regarding the fees and expense ratios of the Funds relative to comparable funds, as reviewed during the Boards’ 2020 annual Section 15(c) renewal process;

(14)	the fees and expense ratios of any funds or accounts managed by AllianzGI U.S. or Virtus (if any) using a comparable investment strategy to those of the Funds;

(15)

the reasonableness of the proposed “fee split” in the advisory and subadvisory fees, including whether the split in the fee appropriately reflects the services provided by Virtus on the one hand, and the services that would be provided by AllianzGI U.S. or the Virtus Value Equity Subadviser, on the other, and whether the fee split could provide an incentive for Virtus to replace AllianzGI U.S. with an affiliated manager;

(16)

that Virtus has agreed to contractually limit each Fund’s total operating expenses, so that, on a net basis, such expenses will be equal to or lower than net total expenses prior to the Transition for at least two years following the Transition, although the Independent Trustees noted that total operating expenses could increase after that date unless the expense limitation agreement is continued;

(17)

the ability to spread fixed costs over a large combined asset base among the funds in the Virtus fund complex, which has the potential to result in a reduction in the per share expenses paid by shareholders of each Fund over the longer term;

(18)

the commitment of Virtus and AllianzGI U.S. to pay the expenses of each Fund associated with the Transition, including all legal expenses associated with the Transition and the Boards’ approval of the Agreements, as well as the expenses associated with the proxy solicitation, so that shareholders of the Funds would not have to bear any such expenses;

(19)

the possible benefits that may be realized by each Fund and by Virtus, AllianzGI U.S. and Virtus Value Equity Subadviser as a result of the Transition, including certain payouts to AllianzGI U.S. based on a percentage of the net management fees of certain Funds, as reflected in the Strategic Partnership Agreement;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES OF THE FUNDS (Unaudited) (Continued)

(20)	AllianzGI U.S.’s communication to the Boards that it is exiting the U.S. fund business (except as a subadviser) and has entered into the Strategic Partnership Agreement with Virtus;

(21)	any impact on Virtus or AllianzGI U.S. or their operations related to the COVID-19 pandemic and the resulting market volatility and the functioning of their business continuity during this time;

(22)	Virtus’ experience with other similar fund adoptions and the related transitions;

(23)	compensation expected to be paid by the Funds to Virtus affiliates for other services;

(24)

that other proposed changes to the Funds’ other service providers were not expected to result in any diminution in the quality or extent of the services as compared with the services provided to each Fund and its shareholders prior to the Transition;

(25)

that all of the Independent Trustees would (a) remain on the Boards of each Fund in order to maintain the continuity and historical knowledge of the Boards with respect to AllianzGI U.S., the individual Fund strategies, and the portfolio managers of each Fund, among other matters; and (b) three of the Independent Trustees would, subject to required approvals, be proposed for nomination to the boards of trustees of the open-end funds and certain closed-end funds in the Virtus fund complex in order to realize administrative and cost efficiencies involved with having one unified, integrated board with one set of board meetings as requested and recommended by Virtus and AllianzGI U.S. as part of their strategic alliance; and

(26)

the commitment from Virtus and AllianzGI U.S. that they would refrain from imposing or seeking to impose, for a period of two years after the Transition, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds.

Conclusion

After reviewing these and other factors, the Boards concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and in their business judgment that they were satisfied with Virtus’ and AllianzGI U.S.’s responses to their requests for information, including Virtus’ representations regarding its efforts to improve performance for underperforming Funds following the Transition. The Boards also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services expected to be provided by Virtus, AllianzGI U.S. and the Virtus Value Equity Subadviser, as applicable, taking into account Virtus’ agreement to continue existing expense limitations for at least a two-year period following the Transition. Based on their evaluation of factors they deemed to be material, including, but not limited to, those factors described above, the Boards, including the Independent Trustees, unanimously concluded that the approval of the Agreements with respect to each Fund was in the best interests of the Fund and its shareholders, and determined to recommend that the Agreements be submitted for approval by Fund shareholders.

PRIVACY POLICY (Unaudited)

03/2021

FACTS	WHAT DO VIRTUS CLOSED END FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you

> your social security number and address

> the number of shares you own (if you hold shares in certificated form)

> the number of shares you own in the automatic reinvestment plan (“DRIP”) (if you participate in the DRIP)

> your withdrawals or sales of shares held in the DRIP (if you withdraw from the DRIP)

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Virtus Closed End Funds (“CEF”) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Virtus share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-254-5197 or closedendfunds@virtus.com

Who we are
Who is providing this notice?

Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund

Virtus AllianzGI Convertible & Income 2024 Target Term Fund

Virtus AllianzGI Convertible & Income Fund

Virtus AllianzGI Convertible & Income Fund II

Virtus AllianzGI Diversified Income & Convertible Fund

Virtus AllianzGI Equity & Convertible Income Fund

Virtus Dividend, Interest & Premium Strategy Fund

What we do
How does Virtus CEF protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Virtus CEF collect my personal information?

We collect your personal information, for example, when you or your broker

> provide information to us or our transfer agent

> enroll in the DRIP

> automatically reinvest dividends through the DRIP

> withdraw from the DRIP

Why can’t I limit all sharing?

Federal law gives you the right to limit only

>  sharing for affiliates’ everyday business purposes — information about your creditworthiness

> affiliates from using your information to market to you

> sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. > Virtus CEF do not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. > Virtus CEF do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. > Virtus CEF do not jointly market.

DIVIDEND REINVESTMENT PLAN (Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

BOARD OF TRUSTEES (Unaudited)

Independent Trustees(1)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953 Trustee and Chairman of the Board	NIE & NFJ (Since June 2010) ACV (Since April 2015)	Adjunct Professor (since 2011), New York University Stern School of Business; Lecturer (since 2013), Stanford University Graduate School of Business; and Director (since 2013), Victory Capital Holdings, Inc., an asset management firm. Formerly, Trustee (2005-2015), American Museum of Natural History; and Trustee and Member of Board of Overseers (2007-2015), NYU Langone Medical Center; and Advisory Director (formerly, Vice Chairman) (2009-2018), Roundtable Investment Partners.	7	Trustee (since 2010), Virtus AllianzGI Closed-End Funds(2) (7 portfolios) Trustee, PIMCO Closed-End Funds(3) (28 portfolios)
Sarah E. Cogan 1956	NFJ, NIE & ACV (Since January 2019)	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm); Formerly, Partner (1989 to 2018), STB; Director (since 2016), Girl Scouts of Greater New York; and Trustee (since 2013), Natural Resources Defense Council, Inc.	99

Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Trustee, PIMCO Closed-End Funds(3) (28 portfolios).

Deborah A. DeCotis 1952	NIE & NFJ (Since March 2011) ACV (Since April 2015)	Advisory Director (since 1996), Morgan Stanley & Co., Inc.; Member (since 2009), Circle Financial Group; Member (since 2013), Council on Foreign Relations; Trustee (since 2017), Smith College; and Director (Since 2017), Watford Re. Formerly, Co-Chair Special Projects Committee (2005 to 2015), Memorial Sloan Kettering; Trustee (2010 to 2015), Stanford University; and Principal (1999 to 2014), LaLoop LLC, a retail accessories company.	99

Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), Virtus AllianzGI Closed-End Funds(2) (7 portfolios) Trustee (since 2011), PIMCO Closed-End Funds(3) (28 portfolios).

BOARD OF TRUSTEES (Unaudited) (Continued)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
F. Ford Drummond 1962	NIE & NFJ (Since June 2015) ACV (Since April 2015)	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	99	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2015), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Hans W. Kertess 1939 Vice Chairman of the Boards	NFJ (Since September 2006) NIE (Since June 2007) ACV (Since April 2015)	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director) (since 2004), Royal Bank of Canada Capital Markets.	7	Trustee (since 2004), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee, PIMCO Closed-End Funds(3) (28 portfolios).
James S. MacLeod 1947	NIE & NFJ (Since June 2015) ACV (Since April 2015)	Chief Executive Officer (2010 to 2018), CoastalSouth Bancshares; President and Chief Operating Officer (2007 to 2018), Coastal States Bank; Managing Director and President (2007 to 2018), Homeowners Mortgage, a subsidiary of Coastal States Bank.	7

Non-Executive Chairman & Director, Sykes Enterprises, Inc.; Trustee since 2015, Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Non-Executive Chairman (since 2018), CoastalSouth Bancshares, Inc.; Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa.

BOARD OF TRUSTEES (Unaudited) (Continued)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Philip McLoughlin(4) 1946	NIE, NFJ, ACV (Since February 2021)	Retired.	102	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
William B. Ogden, IV 1945	NFJ (Since September 2006) NIE (Since June 2007) ACV (Since April 2015)	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	7	Trustee (since 2006), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee, PIMCO Closed-End Funds(3) (28 portfolios).
Davey S. Scoon 1946 Trustee, Vice Chairman of the Boards	ACV (Since April 2015) NIE & NFJ (Since June 2015)	Formerly, Adjunct Professor (2011 to 2019), University of Wisconsin-Madison.	7	Director (since 2016), Albireo Pharma, Inc.; and Director (since 2006), AMAG Pharmaceuticals, Inc. Formerly, Director, Biodel Inc. (2013 to 2016). Trustee (since 2015), Virtus AllianzGI Closed-End Funds(2) (7 portfolios).

BOARD OF TRUSTEES (Unaudited) (Continued)

Interested Trustees(5)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George R. Aylward 1964(4)	NIE, NFJ, ACV (Since February 2021)	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005)	103

Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Thomas J. Fuccillo 1968	NIE, NFJ ACV (Since March 2019)	Managing Director and Head of US Funds (2008 to 2021) and Associate General Counsel, Head of US Funds and Retail Legal (2004 to 2019), Allianz Global Investors U.S. Holdings LLC; Managing Director (2008 to 2021) and Chief Legal Officer and Secretary (2013 to 2019), Allianz Global Investors Distributors LLC; Trustee (since 2019), President and Chief Executive Officer (since 2016), numerous funds in the AllianzGI US Fund Complex; President and Chief Executive Officer (2016 to 2020), The Korea Fund, Inc. and President (2019 to 2021), The Taiwan Fund, Inc.	7	None.

BOARD OF TRUSTEES (Unaudited) (Continued)

Advisory Board Member

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Brian T. Zino 1952	ACV, NIE, NFJ (Since 2021)	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2008) including President (1994 to 2008).	99	Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

*	Unless otherwise indicated, the business address of the persons listed c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
(1)

“Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)

Virtus AllianzGI Closed-End Funds are part of the Virtus fund complex: Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”).

(3)

PIMCO Closed-End Funds are not part of the Virtus fund complex: PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; PIMCO Energy and Tactical Credit Opportunities Fund; PCM Fund, Inc.; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Credit and Mortgage Income Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Opportunity Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Strategic Income Fund, Inc.; PIMCO Flexible Credit Income Fund; and PIMCO Flexible Municipal Income Fund.

BOARD OF TRUSTEES (Unaudited) (Continued)

(4)	Effective February 1, 2021, Messrs. Aylward and McLoughlin were each appointed as a Trustee of the Funds.
(5)	Each of Messrs. Aylward and Fuccillo is an “Interested Person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

OFFICERS WHO ARE NOT TRUSTEES (Unaudited)

Name, Address*, Year of Birth and Position(s) Held with Trust**	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter J. Batchelar Senior Vice President 1970	NIE, NFJ, ACV (Since 2021)	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Senior Vice President (since 2017), and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Angela Borreggine Vice President, Chief Legal Officer, Counsel and Secretary 1964	NIE, NFJ, ACV (Since 2016)

Vice President and Senior Counsel, Virtus Investment Partners LLC (since 2021); Director, Senior Counsel, Chief Legal Officer and Secretary of 62 Funds in the Allianz Global Investors US LLC family of funds (2016 to 2021); Chief Legal Officer and Secretary (2016 to 2020), The Korea Fund, Inc.

W. Patrick Bradley Executive Vice President, Chief Financial Officer and Treasurer 1972	NIE, NFJ & ACV (Since 2021)

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC;. and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

OFFICERS WHO ARE NOT TRUSTEES (Unaudited) (Continued)

Name, Address*, Year of Birth and Position(s) Held with Trust**	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jennifer Fromm Vice President and Assistant Secretary 1973	NIE, NFJ & ACV (Since 2021)	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds;(2) Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2016) and Senior Counsel (since 2007), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Fund Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg Senior Vice President, and Chief Compliance Officer 1956	NIE, NFJ & ACV (Since 2021)	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

OFFICERS WHO ARE NOT TRUSTEES (Unaudited) (Continued)

Name, Address*, Year of Birth and Position(s) Held with Trust**	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short Senior Vice President 1972	NIE, NFJ & ACV (Since 2021)	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Francis G. Waltman Executive Vice President 1962	NIE, NFJ & ACV (Since 2021)	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds;(2) Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; and Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

*	Unless otherwise indicated, the business address of the persons listed above c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
**	Effective February 1, 2021, each of the Fund’s executive officers was appointed to the position(s) set forth herein.

Trustees

Alan Rappaport

Chairman of the Board of Trustees

George R. Aylward

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Hans W. Kertess

James S. MacLeod

Philip R. McLoughlin

William B. Ogden, IV

Davey S. Scoon

Brian T. Zino

Advisory Member

Fund Officers

George R. Aylward

President and Chief Executive Officer

Peter J. Batchelar

Senior Vice President

Angela Borreggine

Vice President, Counsel, Chief Legal Officer and Secretary

W. Patrick Bradley

Executive Vice President, Chief Financial Officer and Treasurer

Jennifer Fromm

Vice President and Assistant Secretary

Nancy J. Engberg

Senior Vice President and Chief Compliance Officer

Julia R. Short

Senior Vice President

Francis G. Waltman

Executive Vice President

Investment Manager

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103-2608

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of their fiscal year as an exhibit to its reports on Form NPORT-P. Each Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. The portfolio holdings is also available on the Funds’ website at https://www.virtus.com/our-products/individual-investors/closed-end-funds.

Information on the Funds is available at https://www.virtus.com/our-products/individual-investors/closed-end-funds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

For more information about

Virtus Closed-End Funds, please

contact us at 1-800-254-5197 or closedendfunds@virtus.com

or visit Virtus.com.

8559	01-21

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue Brooklyn, NY 11219

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODE ETH hereto.

(c) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above. Effective February 1, 2021, the code of ethics was amended to mirror the code of ethics adopted by other Virtus Funds. While the text of the code of ethics changed, the intent of the provisions of the code of ethics did not. The provisions of the code of ethics are intended to be written standards that are reasonably designed to deter wrongdoing and to promote each element enumerated in the code of ethics definition in Item 2(b) of the instructions for completion of Form N-CSR.

(d) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2) As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Davey S. Scoon, who serves on the Fund’s Audit Oversight Committee, qualifies as an “audit committee financial expert,” and that Mr. Scoon is “independent,” for purposes of this Item.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed for the fiscal year (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,352 in 2020 and $75,993 in 2021.

b) Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $18,803 in 2020 and $12,000 in 2021. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant.

e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, to the Fund as well as to the Fund’s investment manager or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Fund. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors U.S. LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)(2) No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2020 Reporting Period was $982,021 and the 2021 Reporting Period was $1,421,502.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, David S. Scoon and Alan Rappaport. On February 1, 2021, the members of the audit committee changed to: Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, Philip McLoughlin, William B. Ogden, IV, David S. Scoon, and Alan Rappaport. Brian T. Zino also serves as an advisory member of the audit committee effective February 1, 2021.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

VIRTUS ALLIANZGI DIVERSIFIED INCOME &

CONVERTIBLE FUND (the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.

The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requiresthe cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that anysuch securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of the date of filing this report, the Fund’s sub-adviser is AllianzGI U.S., and the following individuals have primary responsibility for the day-to-day implementation of the Virtus AllianzGI Diversified Income & Convertible Fund (“ACV” or the “Fund”).

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager

CIO US Income & Growth Strategies

Mr. Forsyth is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income & Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s US High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s US Convertible strategy in 1998. Mr. Forsyth has been managing CLO portfolios since 2006 and has been the lead portfolio manager on the Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients worldwide, he supervises multiple open-end and closed-end mutual funds and provides oversight for the US Short Duration High Income strategy. He has 29 years of investment industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa. Mr. Forsyth is a CFA charterholder.

Justin M. Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income & Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income & Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 23 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

Michael E. Yee

Managing Director, Portfolio Manage

Mr. Yee is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1995. He has portfolio-management, research and trading responsibilities for the Income & Growth Strategies team. He is also a lead portfolio manager for the firm’s Income & Growth strategy since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team with responsibilities focused on US large cap equity strategies. In addition, he also worked in global portfolio administration and in client service. He has 27 years of investment-industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

William L. Stickney

Managing Director, Portfolio Manager

Mr. Stickney is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio management and research responsibilities for the Income & Growth Strategies team. Mr. Stickney has 32 years of investment industry experience. Previously, he was a vice president of institutional fixed-income sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. He also worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. in finance from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

(a) (2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2021 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts				Other Pooled Investment Vehicles
Portfolio Managers	#	AUM ($million)	#		AUM ($million)		#		AUM ($million)
Douglas G. Forsyth, CFA	10	$13,851	18	*	6,222	*	12	**	$34,998	**
Justin Kass, CFA	9	13,075	11	+	2,996	+	8	++	33,344	++
William L. Stickney	9	13,075	11	#	2,996	#	8	##	33,344	##
Michael E. Yee	9	13,075	11		$2,996		$8	$$	33,344	$$

*	Of the Other Accounts, one account totaling $120 million pays an advisory fee that is based in part on the performance of the account.
**	Of the Other Pooled Investment Vehicles, two accounts totaling $1,598 million pays an advisory fee that is based in part on the performance of the account.
+	Of the Other Accounts, one account totaling $120 million pays an advisory fee that is based in part on the performance of the account.
++	Of the Other Pooled Investment Vehicles, one account totaling $1,357 million pays an advisory fee that is based in part on the performance of the account.
#	Of the Other Accounts, one account totaling $120 million pays an advisory fee that is based in part on the performance of the account.
##	Of the Other Pooled Investment Vehicles, one account totaling $1,357 million pays an advisory fee that is based in part on the performance of the account.
$	Of the Other Accounts, one account totaling $120 million pays an advisory fee that is based in part on the performance of the account.
$$	Of the Other Pooled Investment Vehicles, one account totaling $1,357 million pays an advisory fee that is based in part on the performance of the account.

AllianzGI U.S.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

*	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

*

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

*	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a)(3)

Compensation Structure for AllianzGI US

As of January 31, 2021, the following explains the compensation structure of each individual employed by AllianzGI US who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years. The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth is determined on a formulaic basis. This team shares a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to approximately 50%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three-year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance. In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2021.

Virtus AllianzGI Diversified Income & Convertible Fund

Portfolio Manager	Fund Ownership
Douglas G. Forsyth	None
William L. Stickney	None
Justin Kass	$100,001 - $500,000
Michael Yee	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the period being reported, there were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees (the “Board”) since the Trust last provided disclosure in response to this item. Effective February 1, 2021, the Board has adopted a new policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Board’s Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the most recent six months of the period covered by this report that materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) The Fund did not engage in any securities lending activity during the fiscal period ended January 31, 2021.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended January 31, 2021.

ITEM 13. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Virtus AllianzGI Diversified Income & Convertible Fund (formerly known as AllianzGI Diversified Income & Convertible Fund)

By:	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date: April 9, 2021

By:	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date: April 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date: April 9, 2021

By:	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date: April 9, 2021